UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Nationwide Mutual Funds

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NATIONWIDE MUTUAL FUNDS

One Nationwide Plaza

Mail Code 5-02-210

Columbus, Ohio 43215

(800) 848-0920

Nationwide AllianzGI International Growth Fund

Nationwide Amundi Global High Yield Fund

Nationwide Amundi Strategic Income Fund

Nationwide Bailard Cognitive Value Fund

Nationwide Bailard International Equities Fund

Nationwide Bailard Technology & Science Fund

Nationwide Bond Fund

Nationwide Bond Index Fund

Nationwide Core Plus Bond Fund

Nationwide Destination 2025 Fund

Nationwide Destination 2030 Fund

Nationwide Destination 2035 Fund

Nationwide Destination 2040 Fund

Nationwide Destination 2045 Fund

Nationwide Destination 2050 Fund

Nationwide Destination 2055 Fund

Nationwide Destination 2060 Fund

Nationwide Destination 2065 Fund

Nationwide Destination Retirement Fund (formerly, Nationwide Destination 2015 Fund)

Nationwide Diamond Hill Large Cap Concentrated Fund

Nationwide Emerging Markets Debt Fund

Nationwide Fund

Nationwide Geneva Mid Cap Growth Fund

Nationwide Geneva Small Cap Growth Fund

Nationwide Global Sustainable Equity Fund

Nationwide Government Money Market Fund

Nationwide Inflation-Protected Securities Fund

Nationwide International Index Fund

Nationwide International Small Cap Fund

Nationwide Investor Destinations Aggressive Fund

Nationwide Investor Destinations Conservative Fund

Nationwide Investor Destinations Moderate Fund

Nationwide Investor Destinations Moderately Aggressive Fund

Nationwide Investor Destinations Moderately Conservative Fund

Nationwide Long/Short Equity Fund

Nationwide Loomis All Cap Growth Fund

Nationwide Loomis Core Bond Fund

Nationwide Loomis Short Term Bond Fund

Nationwide Mellon Disciplined Value Fund

Nationwide Mellon Dynamic U.S. Core Fund (formerly, Nationwide Dynamic U.S. Growth Fund)

Nationwide Mid Cap Market Index Fund

Nationwide Multi-Cap Portfolio

Nationwide NYSE Arca Tech 100 Index Fund (formerly, Nationwide Ziegler NYSE Arca Tech 100 Index Fund)

Nationwide S&P 500 Index Fund

Nationwide Small Cap Index Fund

Nationwide Small Company Growth Fund

Nationwide U.S. Small Cap Value Fund

Nationwide WCM Focused Small Cap Fund

Nationwide Ziegler Equity Income Fund

(each, a “Fund,” and collectively, the “Funds”)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on: September 24, 2020

To the shareholders of the Funds, each a series of Nationwide Mutual Funds, a Delaware statutory trust (the “Trust”):

NOTICE IS HEREBY GIVEN that the Trust will hold a Special Meeting of Shareholders (the “Meeting”) for the Funds, which will be held on September 24, 2020, at 10:30 A.M. Eastern Time, at 10 West Nationwide Boulevard, Columbus, Ohio 43215, for the following purposes:

1.	To elect trustees of the Trust; and

2.	To vote on any other business that may properly come before the Meeting or any adjournment(s) thereof.

Shareholders of record of each Fund as of the regular close of business of the New York Stock Exchange on June 16, 2020, are entitled to notice of and to vote at the Meeting and at any adjournment(s) or postponement(s) thereof. Each share of each Fund is entitled to one vote, and each fractional share held is entitled to a proportional fractional vote, with respect to each matter presented at the Meeting.

Instead of attending and voting at the Meeting, you may choose to vote and return the Proxy Card or vote by telephone or through the Internet. Any vote cast by you, other than through attendance at the Meeting, must be duly and properly received by the Trust or its proxy solicitor by the date of the Meeting in order to be counted for the Meeting. If you have returned the Proxy Card or voted by telephone or through the Internet and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy. Whether or not you plan to attend the Meeting, please vote your shares by returning the Proxy Card by mail in the enclosed postage-paid envelope provided or by voting by telephone or over the Internet.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournment(s) thereof.

The Meeting is currently planned to take place at a physical location. However, due to concerns regarding the coronavirus or COVID-19, the Trust is planning for the possibility that the Meeting may be held virtually solely by means of remote communication or via a live webcast or that the Trust may allow for virtual attendance. If the Trust takes this step, the Trust will publicly announce the decision in a press release that will also be filed with the Securities and Exchange Commission as definitive additional soliciting material, and the Trust will post the announcement and additional information on its website at https://www.nationwide.com/personal/investing/mutual-funds/shareholder-news/ as soon as practicable before the Meeting. The Trust recommends that you monitor this website for updated information, and please check this website in advance of the Meeting to confirm the status of the Meeting before planning to attend in person.

By Order of the Board of Trustees of the Trust,

Stephen R. Rimes

Secretary, Nationwide Mutual Funds

June 26, 2020

Your vote is important. To secure the largest possible representation and to save the expense of further mailings, please mark your Proxy Card, sign it, and return it as soon as possible in the enclosed envelope, which requires no postage if mailed in the United States, or vote by telephone or over the internet by following the instructions provided on the Proxy Card. Please vote your proxy regardless of the number of shares owned. You may revoke your proxy at any time at, or before, the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 24, 2020

The Notice of Special Meeting of Shareholders and Proxy Statement are available on the Internet at https://www.nationwide.com/personal/investing/mutual-funds/shareholder-news/.

NATIONWIDE MUTUAL FUNDS

One Nationwide Plaza

Mail Code 5-02-210

Columbus, Ohio 43215

(800) 848-0920

PROXY MATERIALS

Nationwide AllianzGI International Growth Fund

Nationwide Amundi Global High Yield Fund

Nationwide Amundi Strategic Income Fund

Nationwide Bailard Cognitive Value Fund

Nationwide Bailard International Equities Fund

Nationwide Bailard Technology & Science Fund

Nationwide Bond Fund

Nationwide Bond Index Fund

Nationwide Core Plus Bond Fund

Nationwide Destination 2025 Fund

Nationwide Destination 2030 Fund

Nationwide Destination 2035 Fund

Nationwide Destination 2040 Fund

Nationwide Destination 2045 Fund

Nationwide Destination 2050 Fund

Nationwide Destination 2055 Fund

Nationwide Destination 2060 Fund

Nationwide Destination 2065 Fund

Nationwide Destination Retirement Fund (formerly, Nationwide Destination 2015 Fund)

Nationwide Diamond Hill Large Cap Concentrated Fund

Nationwide Emerging Markets Debt Fund

Nationwide Fund

Nationwide Geneva Mid Cap Growth Fund

Nationwide Geneva Small Cap Growth Fund

Nationwide Global Sustainable Equity Fund

Nationwide Government Money Market Fund

Nationwide Inflation-Protected Securities Fund

Nationwide International Index Fund

Nationwide International Small Cap Fund

Nationwide Investor Destinations Aggressive Fund

Nationwide Investor Destinations Conservative Fund

Nationwide Investor Destinations Moderate Fund

Nationwide Investor Destinations Moderately Aggressive Fund

Nationwide Investor Destinations Moderately Conservative Fund

Nationwide Long/Short Equity Fund

Nationwide Loomis All Cap Growth Fund

Nationwide Loomis Core Bond Fund

Nationwide Loomis Short Term Bond Fund

Nationwide Mellon Disciplined Value Fund

Nationwide Mellon Dynamic U.S. Core Fund (formerly, Nationwide Dynamic U.S. Growth Fund)

Nationwide Mid Cap Market Index Fund

Nationwide Multi-Cap Portfolio

Nationwide NYSE Arca Tech 100 Index Fund (formerly, Nationwide Ziegler NYSE Arca Tech 100 Index Fund)

Nationwide S&P 500 Index Fund

Nationwide Small Cap Index Fund

Nationwide Small Company Growth Fund

Nationwide U.S. Small Cap Value Fund

Nationwide WCM Focused Small Cap Fund

Nationwide Ziegler Equity Income Fund

To the shareholders of each of the series listed above (each, a “Fund,” and collectively, the “Funds”) of Nationwide Mutual Funds, a Delaware statutory trust (the “Trust”):

A Special Meeting of the Shareholders of the Funds will be held at the offices of the Trust, located at 10 West Nationwide Boulevard, Columbus, Ohio, 43215, on September 24, 2020, at 10:30 A.M. Eastern Time (the “Meeting”). You are being asked to elect trustees of the Trust (the “Proposal”). This package contains information about the Proposal, which includes the Notice of Meeting, Proxy Statement and Proxy Card to be used for voting.

The Board of Trustees of the Trust (the “Board”), including the trustees who are not considered to be “interested persons” of the Trust under the Investment Company Act of 1940, as amended, has unanimously approved each nominee to the Board described in the following pages. The Board recommends unanimously that you vote FOR the election of each of the nominees. Whether or not you plan to attend the Meeting, please take a few minutes to read the enclosed materials and cast your vote promptly. To cast your vote, simply complete the Proxy Card enclosed in this package. Be sure to sign and date the card(s) before mailing them in the postage-paid envelope. You also may vote your shares by telephone or over the internet. Simply call the toll-free number or visit the website indicated on your Proxy Card and follow the recorded or online instructions. Your vote is extremely important, no matter how large or small your holdings may be. It is important that your vote be received by the date of the Meeting.

If you have any questions before you vote, please call the Trust at 800-848-0920. You also may receive a telephone call from the Funds’ proxy solicitor, AST Fund Solutions, LLC, asking you to vote your shares. Thank you in advance for considering this Proposal and for promptly returning your Proxy Card.

The Meeting is currently planned to take place at a physical location. However, due to concerns regarding the coronavirus or COVID-19, the Trust is planning for the possibility that the Meeting may be held virtually solely by means of remote communication or via a live webcast or that the Trust may allow for virtual attendance. If the Trust takes this step, the Trust will publicly announce the decision in a press release that will also be filed with the Securities and Exchange Commission as definitive additional soliciting material, and the Trust will post the announcement and additional information on its website at https://www.nationwide.com/personal/investing/mutual-funds/shareholder-news/1 as soon as practicable before the Meeting. The Trust recommends that you monitor this website for updated information, and please check this website in advance of the Meeting to confirm the status of the Meeting before planning to attend in person.

TELEPHONE AND INTERNET VOTING

For your convenience, you also may be able to vote by telephone or over the internet, 24 hours a day. If your account is eligible, separate instructions are enclosed.

[1]	The Fund’s Internet address is included in this Proxy Statement as a textual reference only. The information on the website is not incorporated by reference into this Proxy Statement.

PROXY STATEMENT

i

ii

IMPORTANT SHAREHOLDER INFORMATION

The following is a brief overview of the proposal to be voted upon at the Meeting by shareholders of the Funds. Your vote is important. Please read the full text of the Proxy Statement, which you should retain for future reference. If you need another copy of the Proxy Statement, please call the Trust at 800-848-0920 (toll-free). We appreciate your decision to invest with the Trust and look forward to helping you achieve your financial goals.

On what proposal am I being asked to vote?

You are being asked to elect trustees of the Trust. The Board has fixed the size of the Board at nine Trustees. Shareholders of the Trust will be asked to elect Paula H. J. Cholmondeley, Phyllis Kay Dryden, Barbara I. Jacobs, Keith F. Karlawish, M. Diane Koken, Carol A. Kosel, and Douglas F. Kridler, each a current trustee of the Trust, and to elect Lorn C. Davis and David E. Wezdenko, each as a new trustee of the Trust (the “New Trustees” and, together with the nominees that are current members of the Board, the “Trustee Nominees”).

Why are shareholders of the Trust being asked to elect trustees of the Trust?

Charles E. Allen and David C. Wetmore, two of the current members of the Board, have announced their decision to retire from the Board effective December 31, 2020 (the “Retiring Trustees”). As a result, the current trustees who are not considered to be “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”), have nominated Lorn C. Davis and David E. Wezdenko for election by shareholders as trustees to replace the Retiring Trustees. The Independent Trustees have also nominated each of the Trustee Nominees for election by shareholders. By having each of the Trustee Nominees elected by shareholders at this time, the Trust will comply with Section 16 of the 1940 Act which provides that trustees must be elected by shareholders, except that the Board may fill vacancies on the Board if at least two-thirds of the trustees holding office immediately after the appointment of a trustee to fill such vacancy have been elected by shareholders of the Trust. The Board recommends the election of all the Trustee Nominees.

Has the Board approved the proposal?

Yes. The Board unanimously approved each of the nominations and recommends that you vote for the election of each of the Trustee Nominees (the “Proposal”).

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each full share and a fractional vote for each fractional share of a Fund that you own as of the regular close of business on the New York Stock Exchange on the record date. The record date is June 16, 2020. At the Meeting, the Proposal will be voted upon by shareholders of all Funds as a group.

How do I vote my shares?

You can vote your shares:

(1) by completing and signing the enclosed Proxy Card and mailing it in the enclosed postage-paid envelope; or

(2) over the internet or telephone by following the voting procedures described on the Proxy Card.

If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign, date, and return the Proxy Card, but do not specify a vote for the Proposal, your proxy will be voted FOR the Proposal. If you need any assistance or have any questions regarding the Proposal or on how to vote your shares, please call the Trust at 800-848-0920 (toll-free).

How do I sign the Proxy Card?

Please sign exactly as your name appears on the Proxy Card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

How can I find more information on the Proposal?

If you would like more information or have any questions regarding the Proposal, please call the Trust at 800-848-0920. In addition, the Trust will furnish, without charge, a copy of your Fund’s most recent annual report and semi-annual report to shareholders, upon request, which request may be made either by writing to the Trust at One Nationwide Plaza, Mail Code 5-02-210, Columbus, Ohio 43215 or by calling the Trust at 800-848-0920.

PROXY STATEMENT

SPECIAL MEETING OF THE SHAREHOLDERS OF

NATIONWIDE MUTUAL FUNDS

TO BE HELD ON September 24, 2020

This Proxy Statement solicits proxies to be voted at a Special Meeting of Shareholders (the “Meeting”) of all currently offered series or portfolios (each, a “Fund” and collectively, the “Funds”) of Nationwide Mutual Funds (the “Trust”). The Meeting has been called by the Board of Trustees of the Trust (the “Board”) to vote on a proposal to elect trustees of the Trust (the “Proposal”), as more fully described below. At the Meeting, shareholders of all Funds collectively will be asked to approve or disapprove the election of the persons identified herein as nominees to serve as trustees and members of the Board. The principal office of the Trust is One Nationwide Plaza, Mail Code 5-02-210, Columbus, Ohio 43215. You can reach the offices of the Trust by telephone by calling 800-848-0920. The Proxy Statement also is available on the internet at https://www.nationwide.com/personal/investing/mutual-funds/shareholder-news/.

The Meeting will be held on September 24, 2020, at 10:30 A.M., Eastern Time, at 10 West Nationwide Boulevard, Columbus, Ohio 43215. The Board, on behalf of the Trust, is soliciting these proxies. This Proxy Statement will first be sent to shareholders on or about July 31, 2020.

THE PROPOSAL: ELECTION OF TRUSTEES

The purpose of the Proposal is to elect trustees for the Trust.

For purposes of this Proxy Statement, the term “Nationwide Funds Complex” includes Nationwide Variable Insurance Trust (“NVIT”) and the Trust. The Board recommends that you vote FOR all nominees for trustee.

Who are the current members of the Board, and why are shareholders being asked to elect trustees of the Board?

Presently, the Board consists of nine trustees. The current members of the Board are Charles E. Allen, Paula H.J. Cholmondeley, Phyllis Kay Dryden, Barbara I. Jacobs, Keith F. Karlawish, M. Diane Koken, Carol A. Kosel, Douglas F. Kridler, and David C. Wetmore. Charles E. Allen and David C. Wetmore (the “Retiring Trustees”), two of the current members of the Board, have announced their intention to retire as trustees effective December 31, 2020, and the Board has approved the nomination of Lorn C. Davis and David E. Wezdenko (the “New Trustees”) for election by shareholders as new trustees to replace Messrs. Allen and Wetmore, effective January 1, 2021.

Section 16 of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires the election of trustees by shareholders of an investment company, such as the Trust, although it permits trustee vacancies to be filled by Board appointment so long as, subsequent to such appointment, at least two-thirds of the trustees of the investment company have been elected by holders of the outstanding voting securities of the investment company. The Trust’s shareholders most recently elected Charles E. Allen, Paula H. J. Cholmondeley, Phyllis Kay Dryden, Barbara I. Jacobs, Douglas F. Kridler, and David C. Wetmore to the Board at a shareholder meeting in 2004. In 2012, 2013 and 2019, the then-current Board members appointed Keith F. Karlawish, Carol A. Kosel, and M. Diane Koken, respectively, as trustees, but they have not been elected by shareholders. While the present composition of the Board satisfies the shareholder election requirements of the 1940 Act, it is necessary that shareholders approve the addition of the New Trustees to replace the Retiring Trustees. In addition, the Board has determined to provide shareholders with the opportunity to elect all of the current members of the Board (except for the two Retiring Trustees). If elected by shareholders, Messrs. Davis and Wezdenko will begin to serve as trustees beginning January 1, 2021. Each Trustee who is elected by shareholders will serve during the continued lifetime of the Trust or until his or her resignation, death, removal, retirement, or inability otherwise to serve, or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing trustees or consent of shareholders in lieu thereof for the election of trustees, and until the election and qualification of his or her successor.

With the exception of M. Diane Koken, each current member of the Board is not considered to be an “interested person,” within the meaning of the 1940 Act, of the Trust, any investment adviser to the Trust, or the Trust’s principal underwriter. Each trustee (except M. Diane Koken) is thus referred to herein as an “Independent Trustee.” M. Diane Koken is considered to be an “interested person” of the Trust, within the meaning of the 1940 Act, due to her position as a member of the Board of Directors of the parent company of, and several affiliates of, the Trust’s investment adviser and principal underwriter.

The persons named as proxies in the shareholder proxy card intend to vote at the Meeting (unless directed not to vote) FOR the election of each of the nominee (collectively, the “Trustee Nominees”). Each Trustee Nominee has consented to serve on the Board, and the Board has no reason to believe that any Trustee Nominee will become unavailable to serve as a trustee. If any Trustee Nominee becomes unavailable to serve for any reason, the persons named as proxies will vote for such other nominees as nominated by the Independent Trustees.

Who are the Trustee Nominees?

The Board’s nominees for trustee and their backgrounds are described in the following pages. The information includes each Trustee Nominee’s name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills. Those Trustee Nominees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustee Nominees.” The Trustee Nominee who is considered an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee Nominee.” There are 49 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee Nominee is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustee Nominees

Paula H. J. Cholmondeley

Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex[2]

1947	Trustee since July 2000	118

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years

Director of Dentsply International, Inc. (dental products) from 2002 to 2016, Terex Corporation (construction equipment) from 2004 to present, Bank of the Ozarks from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Lorn C. Davis

Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex[2]

1968	Not applicable*	Not applicable**

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Davis has been a Managing Partner of College Hill Capital Partners, LLC (private equity) since June 2016. From September 1998 until May 2016, Mr. Davis originated and managed debt and equity investments for John Hancock Life Insurance Company (U.S.A.)/Hancock Capital Management, LLC, serving as a Managing Director from September 2003 through May 2016.

Other Directorships held During the Past Five Years

Board Member of Outlook Group Holdings, LLC from July 2006 to May 2016, serving as Chair to the Audit committee and member of the Compensation committee, Board Member of MA Holdings, LLC from November 2006 to October 2015, Board Member of IntegraColor, Ltd. from February 2007 to September 2015, Board Member of The Pine Street Inn from 2009 to present, currently serving as Treasurer and Chair and of the Audit and Finance Committee, and Member of the Advisory Board (non-fiduciary) of Mearthane Products Corporation from September 2019 to present.

Phyllis Kay Dryden

Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex[2]

1947	Trustee since December 2004	118

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became President of Energy Dispute Solutions, LLC in December 2012, and since 2016 has acted as CEO, leading a company providing strategy consulting, arbitration, and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years

Director and Vice-Chair of Smithsonian Institution Environmental Research Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Barbara I. Jacobs

Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex[2]

1950	Trustee since December 2004	118

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. From 1988 through 2003, Ms. Jacobs was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund). Ms. Jacobs also served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006.

Other Directorships held During the Past Five Years Trustee and Board Chair of Project Lede from 2013 to present.

Keith F. Karlawish

Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex[2]

1964	Trustee since March 2012	118

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years None

Carol A. Kosel

Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex[2]

1963	Trustee since March 2013	118

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years None

Douglas F. Kridler

Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex[2]

1955	Trustee since September 1997	118

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $2.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years None

David E. Wezdenko

Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex[2]

1963	Not applicable*	Not applicable**

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wezdenko has been a Co-Founder of Blue Leaf Ventures since May 2018. From November 2008 until December 2017, Mr. Wezdenko was Managing Director of JPMorgan Chase Bank, N.A.

Other Directorships held During the Past Five Years Board Director of J.P. Morgan Private Placements LLC from January 2010 to December 2017.

Interested Trustee Nominee

M. Diane Koken

Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex[2]

1952	Trustee since April 2019	118

Principal Occupation(s) During the Past Five Years (or Longer)

Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years

Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-present, Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

*	If elected by shareholders, the nominee is expected to commence service as trustee in January 2021.
**

If elected by shareholders, the nominee would oversee 118 portfolios. This number of portfolios includes the forty-nine series of the Trust and the sixty-nine series of Nationwide Variable Insurance Trust.

[1]

Each trustee shall hold office for the lifetime of the Trust or until his or her resignation, death, removal, retirement, or inability otherwise to serve, or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing trustees or consent of shareholders in lieu thereof for the election of trustees, and until the election and qualification of his or her successor. Length of time served includes time served with the Trust’s predecessors. The tenure of each trustee is subject to the Board’s retirement policy, which states that a trustee shall retire from the Board on December 31 of the calendar year during which he or she turns 75 years of age; provided this policy does not apply to a person who became a trustee prior to September 11, 2019.

[2]	The Fund Complex consists of the Trust and Nationwide Variable Insurance Trust.

What are the qualifications of the Trustee Nominees?

Described below for each Trustee Nominee are specific experiences, qualifications, attributes or skills that support a conclusion that he or she should serve as a trustee of the Trust as of the date of this Proxy Statement in light of the Trust’s business and structure. The role of an effective trustee inherently requires certain personal qualities, such as integrity, as well as the ability to comprehend, discuss and critically analyze materials and issues that are presented so that the trustee may exercise judgment and reach conclusions in fulfilling his or her duties and fiduciary obligations. It is believed that the specific background of each Trustee Nominee evidences those abilities and is appropriate to his or her serving on the Board. Further information about each Trustee Nominee is set forth in the table above describing the business activities and other directorships held by each Trustee Nominee during the past five years (or longer).

Independent Trustee Nominees

Paula H. J. Cholmondeley. Ms. Cholmondeley has significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company and past experience as an executive in a private service-based company. Ms. Cholmondeley is a former certified public accountant and former chief financial officer of both public and private companies.

Lorn C. Davis. Mr. Davis has significant board experience; significant past service at a large asset management company and significant experience in the investment management industry. Mr. Davis is a Chartered Financial Analyst and earned a Certificate of Director Education from the National Association of Corporate Directors in 2008.

Phyllis Kay Dryden. Ms. Dryden has significant board experience and significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs. Ms. Jacobs has significant board experience and significant executive and portfolio management experience in the investment management industry.

Keith F. Karlawish. Mr. Karlawish has significant board experience, including past service on the boards of BB&T Mutual Funds and BB&T Variable Insurance Funds; significant executive experience, including past service at a large asset management company and significant experience in the investment management industry.

Carol A. Kosel. Ms. Kosel has significant board experience, including past service on the boards of Evergreen Funds and Sun Capital Advisers Trust; significant executive experience, including past service at a large asset management company and significant experience in the investment management industry.

Douglas F. Kridler. Mr. Kridler has significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations and significant service to his community and the philanthropic field in numerous leadership roles.

David E. Wezdenko. Mr. Wezdenko has significant board experience; significant past service at a large asset and wealth management company and significant experience in the investment management industry.

Interested Trustee Nominee

M. Diane Koken. Ms. Koken has significant board experience and significant executive, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

How were the nominees selected?

The Board has a Nominating and Fund Governance Committee consisting of Charles E. Allen (Chair), Phyllis Kay Dryden, Barbara I. Jacobs and David C. Wetmore, each of whom is an Independent Trustee. The Board has adopted a written charter for the Nominating and Fund Governance Committee, which is attached as Exhibit A. The purposes of the Nominating and Fund Governance Committee are to: (a) assist the Board in its review and oversight of governance matters; (b) assist the Board with the selection and nomination of candidates to serve on the Board; (c) oversee legal counsel; (d) assist the Board in its review and oversight of shareholder communications and proxy voting by series of the Trust; (e) assist the Board in its review and consideration of insurance coverages to be obtained by or for the benefit of the Trust or the trustees of the Trust, including, without limitation, fidelity bond coverage and errors and omissions/directors’ and officers’ liability coverage; and (f) undertake such other responsibilities as may be delegated to the Committee by the Board. The Nominating and Fund Governance Committee met four times during the past fiscal year.

Pursuant to the Nominating and Fund Governance Committee’s “Statement of Policy on Criteria for Selecting Trustees,” the Nominating and Fund Governance Committee considers and evaluates trustee candidates based upon certain expected criteria including: (a) personal integrity; (b) ability to act independently of the Trust’s investment adviser and other affiliates; (c) business judgment; (d) investment background; (e) accounting/finance knowledge; (f) work ethic; and (g) availability.

The Nominating and Fund Governance Committee may determine that a candidate for trustee who does not have the type of previous experience or knowledge referred to within its criteria nevertheless shall be considered as a trustee nominee if the Committee finds that the candidate has additional qualifications such that the candidate’s qualifications, taken as a whole, demonstrate the same level of fitness to serve as other current or proposed trustees. The Nominating and Fund Governance Committee also takes into account: (a) the candidate’s diversity of interests as evidenced by participation in community, charitable or other similar activities; (b) experience in the financial services industry; and (c) recent experience on corporate or other institutional oversight bodies having similar responsibilities, or recent teaching or regulatory experience with such oversight bodies. In addition, the Nominating and Fund Governance Committee considers the following characteristics of the Board as a group in filling trustee vacancies: (a) trustees drawn from the ranks of respected and accomplished senior business, non-profit, or community leaders; (b) diversity; (c) diversity of business experience, including that one trustee qualifies as an “audit committee financial expert,” as such term is defined by forms or rules under the 1940 Act; and (d) experience in light of the makeup of the current Board.

When the Board has or expects to have a vacancy, the Nominating and Fund Governance Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election or appointment as trustees, including any recommendations by shareholders. The individuals recommended by shareholders are evaluated based upon the same criteria described above. To date, the trustees have not received any recommendations for nominees from shareholders.

Pursuant to the Trust’s “Policy Regarding Shareholder Submissions of Trustee Candidates,” shareholders of the Trust wishing to present one or more candidates for trustees for consideration should may do so by submitting a signed written request to the Secretary of the Trust, at the Trust’s offices: One Nationwide Plaza, Mail Code 5-02-210, Columbus, Ohio 43215.

As required by the Policy, shareholder recommendations must contain the following information: (a) the name and address of the shareholder and, if applicable, the name of the broker or record holder; (b) the number of shares owned; (c) the name of the Fund(s) in which the shares are owned; (d) whether the shareholder and proposed candidate(s) consent(s) to being identified in any proxy statement utilized in connection with the election of trustees; (e) the name and background of the candidate(s); and (f) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence. In addition, the Trust’s By-Laws require that the shareholder recommendation include the following additional information: (a) the name, age, business address and residence address of the nominee; (b) the principal occupation or employment of the nominee; (c) the class, series and number of shares of the Trust that are beneficially owned or owned of record by the nominee; (d) the nominee’s written consent to nomination and to servicing as trustee if elected; (e) a description of any material relationships, including financial transactions and compensation, between the requesting shareholders and the nominee; and (f) a statement by the nominee that he or she does not have, nor will have, any undisclosed voting commitments or other arrangements with respect to his or her actions as a trustee.

Certain Trustee Nominees were previously elected by shareholders to serve as trustees of the Trust, while other Trustee Nominees were initially appointed by the trustees and have not yet been elected by shareholders of the Trust. With respect to the Trustee Nominees not previously elected by shareholders of the Trust, the Nominating and Fund Governance Committee identified Keith F. Karlawish and Carol A. Kosel as candidates and Diane Koken was identified by the Funds’ adviser as a candidate. A third party search firm retained by the Independent Trustees identified Lorn C. Davis and David E. Wezdenko as candidates. The Nominating and Fund Governance Committee has recommended all Independent Trustee candidates. At the meeting of the Board on June 10, 2020, the Board, at the recommendation of the Nominating and Fund Governance Committee, nominated each current member of the Board (except for the Retiring Trustees), Lorn C. Davis and David E. Wezdenko for election to the Board by the shareholders of the Trust.

What are the responsibilities of the Board?

The Board has oversight responsibility for the conduct of the affairs of the Trust. The Board approves policies and procedures regarding the operation of the Trust, regularly receives and reviews reports from the Trust’s investment adviser regarding the implementation of such policies and procedures and elects the officers of the Trust to perform the daily functions of the Trust. Nationwide Fund Advisors (“NFA”) is the investment adviser to all Funds of the Trust. The Chairperson of the Board is an Independent Trustee.

What is the Board’s leadership structure?

The Board approves financial arrangements and other agreements between the Funds, on the one hand, and NFA, any subadvisers or other affiliated parties, on the other hand. The Independent Trustees meet regularly as a group in executive session and with independent legal counsel. The Board has determined that the efficient conduct of the Board’s affairs makes it desirable to delegate responsibility for certain specific matters to Committees of the Board (“Committees”), as described below. The Committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The members of each Committee are appointed by the Board upon recommendation of the Nominating and Fund Governance Committee. Each Committee elects its chair with input from the Nominating and Fund Governance Committee and the Chairperson of the Board.

This structure is reviewed by the Board periodically, and the Board believes it to be appropriate and effective. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Funds’ current operations.

Each trustee shall hold office for the lifetime of the Trust or until such trustee’s earlier death, resignation, removal, retirement, or inability otherwise to serve, or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing trustees or consent of shareholders in lieu thereof for the election of trustees, and until the election and qualification of his or her successor. The tenure of each trustee is subject to the Board’s retirement policy, which states that a trustee shall retire from the Boards of Trustees of the Trust effective on December 31 of the calendar year during which he or she turns 75 years of age; provided this policy does not apply to a person who became a trustee prior to September 11, 2019. The Board may fill any vacancy on the Board provided that, after such appointment, at least two-thirds of the trustees have been elected by shareholders. Any trustee may be removed by the Board, with or without cause, by action of a majority of the trustees then in office, or by a vote of shareholders at any meeting called for that purpose. In addition to conducting an annual self-assessment, the Board completes biennial peer evaluations, which focus on the performance and effectiveness of the individual members of the Board.

The officers of the Trust are appointed by the Board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust, and each shall serve at the pleasure of the Board, or, to the extent permitted by the Trust’s By-laws, and except for the Chief Compliance Officer, at the pleasure of the President of the Trust, subject to the rights, if any, of an officer under any contract of employment. The Trust’s Chief Compliance Officer must be approved by a majority of the Independent Trustees. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, with or without cause, by the Board at any regular or special meeting of the Board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust; provided, that only the Board may remove, with or without cause, the Chief Compliance Officer of the Trust.

How does the Board Oversee Trust Risk?

The Board’s role is one of oversight, including oversight of the Funds’ risks, rather than active management. The trustees believe that the Board’s Committee structure enhances the Board’s ability to focus on the oversight of risk as part of its broader oversight of the Funds’ affairs. While risk management is the primary responsibility of NFA and the Funds’ subadvisers, the trustees regularly receive reports from NFA, Nationwide Fund Management LLC (“NFM”), and various service providers, including the subadvisers, regarding investment risks and compliance risks. The Committee structure allows separate Committees to focus on different aspects of these risks and their potential impact on some or all of the Funds and to discuss with NFA or the Funds’ subadvisers how they monitor and control such risks. In addition, the officers of the Funds, all of whom are employees of NFA, including the President and Chief Executive Officer, Chief Financial Officer, Chief Compliance Officer and Chief Operating Officer, report to the Board and to the Chairs of its Committees on a variety of risk-related matters, including the risks inherent in each officer’s area of responsibility, at regular meetings of the Board and on an ad hoc basis.

The Funds have retained NFA as the Funds’ investment adviser and NFM as the Funds’ administrator. NFA and NFM are responsible for the day-to-day operations of the Funds. NFA has delegated the day-to-day management of the investment activities of each Fund, with the exception of those that operate as funds-of-Funds, to one or more subadvisers. NFA and NFM are primarily responsible for the Funds’ operations and for supervising the services provided to the Funds by each service provider, including risk management services provided by the Funds’ subadvisers, if any. The Board also meets periodically with the Trust’s Chief Compliance Officer to receive reports regarding the compliance of each Fund with the federal securities laws and the Fund’s internal compliance policies and procedures. The Board also reviews the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s compliance risk assessments for the Funds. The Board meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including each Fund’s investment risks.

What are the other Committees of the Board?

In addition to the Nominating and Fund Governance Committee, the Board has three other standing committees: Audit, Valuation and Operations, and Investment Committees. The function of each Committee is oversight.

The purposes of the Audit Committee are to: (a) oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers; it is the intention of the Board that it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit–the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Trust’s shareholders; (b) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (c) ascertain the independence of the Trust’s independent auditors; (d) act as a liaison between the Trust’s independent auditors and the Board; (e) approve the engagement of the Trust’s independent auditors; (f) meet and consider the reports of the Trust’s independent auditors; (g) oversee the Trust’s written policies and procedures adopted pursuant to Rule 38a-1 under the 1940 Act and oversee the appointment and performance of the Trust’s designated Chief Compliance Officer; (h) review information provided to the Audit Committee regarding SEC examinations of the Trust and its service providers; and (i) undertake such other responsibilities as may be delegated to the Audit Committee by the Board. The Audit Committee met five times during the past fiscal year, and currently consists of the following trustees: Ms. Cholmondeley, Mr. Karlawish, Ms. Kosel (Chair) and Mr. Kridler, each of whom is an Independent Trustee.

The purposes of the Valuation and Operations Committee are to: (a) assist the Board in its review and oversight of the valuation of the Trust’s portfolio assets; (b) assist the Board with its review and oversight of the implementation and operation of the Trust’s various policies and procedures relating to money market funds pursuant to Rule 2a-7 under the 1940 Act, including without limitation policies and procedures relating to the use of the amortized cost method of valuation, stress testing, and portfolio liquidity; (c) review and oversee the actions of the principal underwriter and investment advisers with respect to distribution of the Funds’ shares including the operation of the Trust’s Rule 12b-1 Plan and Administrative Services Plan; (d) assist the Board with its review and oversight of the implementation and operation of the Trust’s various policies and procedures relating to transactions involving affiliated persons of a Trust, or affiliated persons of such affiliated persons; (e) review and oversee the investment advisers’ brokerage practices as these relate to the Trust, including the use of “soft dollars”; (f) assist the Board in its review, consideration and oversight of any credit facilities entered into for the benefit of the Trust or any of the Funds and the use thereof by the Funds, including any interfund lending facility; (g) review and evaluate the services received by the Trust in respect of, and the Trust’s contractual arrangements relating to, transfer agency services, administrative services, custody services, securities lending services, and such other services as may be assigned from time to time to the Committee by the Board for review and evaluation; (h) assist the Board in the design and oversight of the process for reviewing and evaluating payments made from the assets of any of the Funds to financial intermediaries for sub-transfer agency services, shareholder services, administrative services, and similar services; (i) assist the Board in its oversight and evaluation of policies, procedures, and activities of the Trust and of service providers to the Trust relating to cybersecurity and data security; and (j) undertake such other responsibilities as may be delegated to the Committee by the Board. The Valuation and Operations Committee met four times during the past fiscal year, and currently consists of the following trustees: Ms. Dryden (Chair), Ms. Cholmondeley, Mr. Kridler, and Mr. Wetmore, each of whom is an Independent Trustee.

The purposes of the Investment Committee are to: (a) assist the Board in its review and oversight of the Funds’ performance; (b) assist the Board in the design and oversight of the process for the renewal and amendment of the Funds’ investment advisory and subadvisory contracts subject to the requirements of Section 15 of the 1940 Act; (c) assist the Board in its oversight of a liquidity risk management program for the Funds pursuant to Rule 22e-4 under the 1940 Act; and (d) undertake such other responsibilities as may be delegated to the Committee by the Board. The Investment Committee met four times during the past fiscal year, and currently consists of the following trustees: Mr. Allen, Ms. Jacobs, Mr. Karlawish (Chair) and Ms. Kosel, each of whom is not an “interested person” of the Trust, as such term is defined in the 1940 Act, and Ms. Koken, who is an “interested person” of the Trust.

Do the Trustee Nominees own shares of the Funds of the Trust?

Name of Trustee Nominee[1]	Dollar Range of Equity Securities and/or Shares in the Funds	Aggregate Dollar Range of Equity Securities and/or Shares in All Registered Investment Companies Overseen by Trustee in* Family of Investment Companies
Independent Trustees
Paula H.J. Cholmondeley	Over $100,000	Over $100,000
Lorn C. Davis	None	None
Phyllis Kay Dryden	Over $100,000	Over $100,000
Barbara I. Jacobs	Over $100,000	Over $100,000
Keith F. Karlawish	Over $100,000	Over $100,000
Carol A. Kosel	Over $100,000	Over $100,000
Douglas F. Kridler	Over $100,000	Over $100,000
David E. Wezdenko	None	None
Interested Trustee
M. Diane Koken	Over $100,000	Over $100,000

*	Information provided as of May 31, 2020.
1.	Lorn C. Davis and David E. Wezdenko are not currently trustees of the Trust.

Do the Independent Trustee Nominees own interests in the Funds’ Investment Adviser1, Subadvisers2 or Distributor3?

None of the Independent Trustee Nominees owns interests in the Funds’ investment adviser, subadvisers or distributor, as of May 31, 2020, as shown in the following table:

Name of Independent Trustee Nominee	Name of Owners and Relationships to Trustee	Name of Company	Title of Class of Security	Value of Securities	Percent of Class
Paula H.J. Cholmondeley	N/A	N/A	N/A	None	N/A
Lorn C. Davis	N/A	N/A	N/A	None	N/A
Phyllis Kay Dryden	N/A	N/A	N/A	None	N/A
Barbara I. Jacobs	N/A	N/A	N/A	None	N/A
Keith F. Karlawish	N/A	N/A	N/A	None	N/A
Carol A. Kosel	N/A	N/A	N/A	None	N/A
Douglas F. Kridler	N/A	N/A	N/A	None	N/A
David E. Wezdenko	N/A	N/A	N/A	None	N/A

[1]	Nationwide Fund Advisors.

[2]

As of May 31, 2020, subadvisers to the Trust included: Allianz Global Investors U.S. LLC; Amundi Pioneer Institutional Asset Management, Inc.; Bailard, Inc.; BlackRock Investment Management, LLC; Brown Capital Management, LLC;

Diamond Hill Capital Management, Inc.; Dimensional Fund Advisors LP; Federated Investment Management Company; Geneva Capital Management LLC; Logan Capital Management, Inc.; Loomis, Sayles & Company, L.P.; Mellon Investments Corporation; Nationwide Asset Management, LLC; Standard Life Investments (Corporate Funds) Limited; Thompson, Siegel & Walmsley LLC; UBS Asset Management (Americas) Inc.; WCM Investment Management; Wellington Management Company LLP; Western Asset Management Company LLC; and Ziegler Capital Management, LLC.

[3]

Nationwide Fund Distributors LLC or any other company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

How often do the Trustees meet and how are the Trustees paid?

During the fiscal year ended October 31, 2019, there were five meetings of the Board. Each current member of the Board attended at least 75% of meetings of the Board and of the Committees upon which he or she served during the past fiscal year. The Board has five regularly scheduled meetings each year. Prior to each such meeting, the Independent Trustees meet with independent legal counsel to give preliminary consideration to information bearing on the matters to be considered at each meeting. The Board, the Committees and the Independent Trustees also participate in special meetings called as needed throughout the year.

The Board does not currently have a formal policy regarding trustee attendance at shareholder meetings. No trustees attended the last shareholder meeting at which trustees were elected, held in 2004. The Trust is not required to hold annual shareholder meetings.

The Trust and NVIT pay the Independent Trustees fees for serving as Trustees and reimburse their expenses for attending Board meetings. Each Independent Trustee receives an annual retainer of $240,000 for serving as a member of the Board and as a member of any two standing Board Committees. Additionally, the Board Chairperson is paid an annual fee of $105,000 for serving in that role, and each Committee Chairperson is paid an annual fee of $25,000.

Each Independent Trustee also receives a flat fee of $20,000 for in-person attendance at each two-day regular quarterly Board meeting and $15,000 for in-person attendance at the one-day Board meeting in connection with the Board’s annual contracts renewal process. No additional compensation is paid for any other special or telephonic Board meeting unless the Board Chairperson determines that the meeting is sufficiently substantive such that the Board members should be compensated for their preparation and participation in the meeting.

Trustee compensation is allocated between the Trust and NVIT based on each trust’s average net assets.

NFA or an affiliate of NFA, pays the fees, if any, and expenses of any trustees who are interested persons of the Trust. Accordingly, Ms. Koken is not compensated by the Trust and therefore, is not included in the Compensation Table below.

The Compensation Table below sets forth the total compensation paid to the Independent Trustees of the Trust for the fiscal year ended October 31, 2019. In addition, the Compensation Table sets forth the total compensation paid to the Independent Trustees from all the funds in the Nationwide Funds Complex for the twelve months ended October 31, 2019. Trust officers receive no compensation from the Trust in their capacity as officers. The Trust does not maintain any pension or retirement plans for the officers or trustees of the Trust.

Name of Trustee[1]	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex[2]
Charles E. Allen	$87,483	N/A	N/A	$349,500
Paula H.J. Cholmondeley	81,671	N/A	N/A	326,250
Phyllis Kay Dryden	87,483	N/A	N/A	349,500
Barbara I. Jacobs	84,486	N/A	N/A	337,250
Keith F. Karlawish	89,987	N/A	N/A	359,500
Carol A. Kosel	90,426	N/A	N/A	361,000
Douglas F. Kridler	84,486	N/A	N/A	337,250
David C. Wetmore	108,246	N/A	N/A	432,250

[1]	Lorn C. Davis and David E. Wezdenko did not receive compensation from the Trust for fiscal year ended December 31, 2019 because they are not currently trustees.
[2]	As of October 31, 2019, the Fund Complex included two trusts comprising 119 investment company funds or series.

How may I communicate with the Board?

Pursuant to the Trust’s “Policy Regarding General Shareholder Communications to the Board of Trustees of the Trust,” a shareholder of the Trust wishing to communicate with the Board may do so in writing, signed by the shareholder and setting forth: (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder; (c) the Fund or Funds of which the shareholder owns shares; and (d) if these shares are owned indirectly through a broker or other record owner, the name of the broker or other record owner. These communications should be addressed as follows: Secretary, Nationwide Mutual Funds, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

The Secretary of the Trust is responsible for collecting, reviewing, and organizing all properly-submitted shareholder communications. With respect to each properly-submitted shareholder communication, the Secretary, in most instances, either will: (i) provide a copy of the communication to the appropriate Committee of the Board or to the full Board, at the Committee’s or Board’s next regularly-scheduled meeting; or (ii) if the Secretary and the Chief Compliance Officer of the Trust jointly determine that the communication requires more immediate attention, forward the communication to the appropriate Committee of the Board or to the full Board promptly after receipt.

The Secretary and the Chief Compliance Officer of the Trust, in good faith, jointly may determine that a shareholder communication should not be provided to the appropriate Committee of the Board or to the full Board, because the communication: (i) does not reasonably relate to the Trust or the Trust’s operations, management, activities, policies, service providers in their provision of services to the Trust under their respective service agreements, Board, or one of the Committees of the Board, officers, or shareholders, or other matters relating to an investment in the Trust; or (ii) is immaterial or ministerial in nature (such as a request for Trust literature, share data, or financial information).

Who are the Executive Officers of the Trust?

The following table sets forth certain information with respect to the executive officers of the Trust.

Michael S. Spangler[1]

Year of Birth	Positions Held with Funds and Length of Time Served[2]

1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.

Joseph Finelli[1]

Year of Birth	Positions Held with Funds and Length of Time Served[2]

1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.

Brian Hirsch[1]

Year of Birth	Positions Held with Funds and Length of Time Served[2]

1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.

Stephen R. Rimes[1]

Year of Birth	Positions Held with Funds and Length of Time Served[2]

1970	Secretary, Senior Vice President and General Counsel since December 2019

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company. He previously served as Assistant General Counsel for Invesco from 2000-2019.

Lee T. Cummings[1]

Year of Birth	Positions Held with Funds and Length of Time Served[2]

1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.

Steven D. Pierce[1]

Year of Birth	Positions Held with Funds and Length of Time Served[2]

1965	Senior Vice President, Head of Business and Product Development since March 2020

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Pierce is Senior Vice President, Head of Business and Product Development for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.

Christopher C. Graham[1]

Year of Birth	Positions Held with Funds and Length of Time Served[2]

1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.

[1]	The address for each Executive Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

[2]	Officers are elected yearly by the Board.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” ALL THE TRUSTEE NOMINEES.

FURTHER INFORMATION REGARDING THE TRUST, THE INVESTMENT ADVISERS AND OTHER SERVICE PROVIDERS TO THE TRUST

The Trust

The “Trust” is an open-end management investment company formed under the laws of the State of Delaware by an Amended and Restated Declaration of Trust dated October 28, 2004, as most recently amended and restated on June 17, 2009 (the “Declaration”). The Trust’s Declaration authorizes the Board to divide Trust shares into various series, or funds, each of which relates to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such fund. The Declaration permits the Board to issue an unlimited number of series and classes of shares. Upon liquidation of a series of the Trust, shareholders are entitled to share pro rata in the net assets of such fund available for distribution to shareholders.

Investment Adviser

NFA, located at One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215, is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders.

Distributor

Nationwide Fund Distributors LLC (“NFD” or the “Distributor”), located at One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215, serves as the principal underwriter for each Fund in the continuous distribution of its shares. pursuant to an Underwriting Agreement dated May 1, 2007 (the “Underwriting Agreement”). In its capacity as Distributor, NFD solicits orders for the sale of shares, advertises and pays the costs of distribution, advertising, office space and the personnel involved in such activities. NFD receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the fees received from the Funds under a Distribution Plan adopted pursuant to Rule 12b-1 of the 1940 Act.

Fund Administrator and Transfer Agent

Under the terms of a Joint Fund Administration and Transfer Agency Agreement dated May 1, 2010, as amended, Nationwide Fund Management LLC (“NFM”), an indirect wholly owned subsidiary of NFS, provides various administration and accounting services to the Trust and NVIT, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board. NFM also serves as transfer agent and dividend disbursing agent for the Funds. NFM is located at One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Sub-Administration

NFM has entered into a Sub-Administration Agreement with JPMorgan Chase Bank, N.A., dated May 22, 2009, as amended, to provide certain fund sub-administration services for each Fund. NFM pays JPMorgan a fee for these services.

Sub-Transfer Agency

NFM has entered into a Sub-Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC dba U.S. Bank Global Fund Services, dated September 1, 2012, as amended, to provide certain sub-transfer agency services for each Fund. NFM pays US Bancorp a fee for these services.

Custodian

JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, NY 10008, is the custodian for the Funds and makes all receipts and disbursements under a Global Custody Agreement. The custodian performs no managerial or policy-making functions for the Funds.

Legal Counsel

Stradley Ronon Stevens & Young, LLP, 2000 K Street, N.W., Suite 700, Washington, D.C. 20006-1871, serves as the Trust’s legal counsel.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP, Two Commerce Square, 2001 Market St., Suite 1800, Philadelphia, PA 19103, has been selected by the Trust’s Audit Committee and approved by the full Board, including a majority of the Independent Trustees, to audit the financial statements of the Funds (except Nationwide Mellon Disciplined Value Fund). PwC has confirmed to the Audit Committee that it is an independent registered public accounting firm with respect to the Trust and each Fund (except Nationwide Mellon Disciplined Value Fund).

In addition, BBD, LLP, 1835 Market Street, 3rd Floor, Philadelphia, PA 19103, has been selected by the Trust’s Audit Committee and approved by the full Board, including a majority of the Independent Trustees, to audit the financial statements of the Nationwide Mellon Disciplined Value Fund effective June 9, 2020 until October 31, 2020. BBD has confirmed to the Audit Committee that it is an independent registered public accounting firm with respect to the Nationwide Mellon Disciplined Value Fund.

Representatives of PwC and BBD are not expected to be present at the Meeting but have been given the opportunity to make a statement if they do so desire and will be available should any matter arise requiring their presence.

Audit Fees. The aggregate fees billed by PwC for professional services rendered by PwC for the audit of the Trust’s annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for the fiscal years ended October 31, 2019 and 2018 were $1,172,970 and $1,094,966, respectively.

Audit-Related Fees. The aggregate fees billed by PwC for assurance and related services by PwC that are reasonably related to the performance of the audit or review of the Trust’s financial statements for the fiscal years ended October 31, 2019 and 2018 and are not reported under “Audit Fees” above were $17,340 and $0, respectively. The services for which these fees were paid included security counts under Rule 17f-2 of the 1940 Act and Fund conversion costs for Fund adoptions.

In addition, PwC was engaged for audit-related services with NFA and certain entities controlling, controlled by, or under common control with NFA that provide ongoing services to the Trust, which engagements relate directly to the operations and financial reporting of the Trust. However, none of these services were performed for the fiscal years ended October 31, 2019 and 2018. None of the above services were provided pursuant to the de minimis exception of the auditor independence standards.

Tax Fees. The aggregate fees billed by PwC for professional services rendered by PwC for tax compliance, tax advice, and tax planning for the fiscal years ended October 31, 2019 and 2018 were $490,410 and $404,320, respectively. The services for which these fees were paid included preparation of federal and excise tax returns for the Funds and review of the excise tax distribution.

In addition, the Audit Committee pre-approves PwC’s engagements for tax services with NFA and certain entities controlling, controlled by, or under common control with NFA that provide ongoing services to the Trust, which engagements relate directly to the operations and financial reporting of the Trust. However, none of these services were performed for the fiscal years ended October 31, 2019, and 2018.

All Other Fees. The aggregate fees billed for products and services provided by PwC for the fiscal years ended October 31, 2019 and 2018, other than the services reported above, were $108,766 and $21,431, respectively. The services for which these fees were paid included services related to review of N-14 registration statement relating to fund mergers and agreed upon procedures relating to those mergers and general accounting consultation matters.

In addition, the Audit Committee also pre-approves PwC’s engagements for other services with NFA and certain entities controlling, controlled by, or under common control with NFA that provide ongoing services to the Trust, which engagements relate directly to the operations and financial reporting of the Trust. However, none of these services were performed for the fiscal years ended October 31, 2019 and 2018.

Audit Committee Pre-Approval Policies and Procedures. The Audit Committee of the Trust has adopted Pre-Approval Policies and Procedures (the “Pre-Approval Procedures”). Pursuant to these Pre-Approval Procedures, the Audit Committee is required to pre-approve all audit services and non-audit services provided to the Trust by PwC, as well as non-audit services provided by PwC to NFA and its affiliates that provide ongoing services to the Trust (the “Service Affiliates”) if the services directly impact the Trust’s operations and financial reporting.

Generally speaking, the Pre-Approval Procedures call for the Audit Committee to approve the engagement of an auditor (such as PwC) to certify the Trust’s financial statements for each fiscal year and permit the Audit Committee to pre-approve non-audit services to the Trust and the Trust’s Service Affiliates on a project-by-project basis. The Pre-Approval Procedures also provide that a member of the Audit Committee, who is also an Independent Trustee (a “designated member”), may approve non-audit services or proposed material changes to these services and lists the factors to be considered by the designated member when making such decisions.

Aggregate Non-Audit Fees. The aggregate non-audit fees (not including audit related fees) billed by PwC for services rendered to the Trust, to NFA, or to any entity controlling, controlled by, or under common control with NFA that provides ongoing services to the Trust were $1,541,781 and $2,270,327 for the fiscal years ended October 31, 2019, and October 31, 2018, respectively.

There were no services rendered by PwC to the Trust or its series for which the approval requirement was waived. During the same period, all services provided by PwC to the Trust, the Funds, NFA or any entity controlling, controlled by, or under common control with NFA that were required to be approved were approved as required. The Audit Committee has considered whether the provision of non-audit services that were rendered by PwC to an investment adviser or an adviser-affiliate that were not approved (not requiring approval), if any, is compatible with maintaining PwC’s independence.

VOTING INFORMATION

Who is entitled to vote?

Only shareholders of record of each Fund as of the close of business on June 16, 2020 (the “Record Date”) will be entitled to vote at the Meeting. The outstanding shares of the Funds entitled to vote as of the Record Date are set forth in Exhibit B attached to this Proxy Statement.

What vote is necessary to approve the Plan?

Quorum. All of the Trust’s shareholders will vote on the Proposal as a group without regard to an individual Fund. With respect to actions to be taken by the shareholders on the matters described in this Proxy Statement, the presence in person or by proxy of 40% of the outstanding shares of the Trust entitled to vote on the Proposal at the Meeting shall constitute a quorum for purposes of voting upon the Proposal at the Meeting. Abstentions and “broker non-votes” (shares for which a broker-dealer firm has not received voting instructions from the beneficial owner and for which the firm does not have discretionary voting authority) generally are included for purposes of determining whether a quorum is present at a shareholder meeting, but are not treated as votes cast at such meeting. However, because the Proposal is the only matter currently expected to be presented at the Meeting, the Trust does not anticipate that there will be any broker non-votes at the Meeting.

Voting by Broker-Dealers. The Trust understands that broker-dealer firms holding shares of the Funds in “street name” will request voting instructions from their beneficial owners prior to the Meeting. However, with respect to routine matters such as the Proposal, if a beneficial owner fails to provide voting instructions by the date specified in a firm’s proxy solicitation materials, the Trust understands that the broker-dealer firm may exercise discretionary voting authority with respect to the Proposal on behalf of such beneficial owner. Therefore, because there are no other proposals expected to come before the Meeting for which broker-dealer firms would not have discretionary voting authority, the Trust does not anticipate receiving any broker non-votes.

Required Vote. The Proposal must be approved by the affirmative vote of a plurality of votes cast at the Meeting at which a quorum is present. The election of a Board of Trustees will be voted upon by all of the Trust’s shareholders as a group without regard to an individual Fund.

Adjournment. If, in the unlikely event that quorum is not present at the Meeting, in person or by proxy, as described above, then a majority of the votes cast by shareholders of the Trust present in person or by proxy at the Meeting may adjourn the Meeting. The persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the Meeting to be adjourned. The Meeting also may be adjourned by the Chairperson, the President of the Trust, in the absence of the Chairperson, or any Vice President or other authorized officer of the Trust, in the absence of the Chairperson and the President. It is anticipated that the persons named as proxies on the enclosed Proxy Card will use the authority granted to them to vote on adjournment at their discretion.

How will the shareholder voting be handled?

Assuming a quorum is present at the Meeting, only shareholders of record of each Fund of as of close of business on the Record Date will be entitled to notice of and to vote at the Meeting on the matters described in this Proxy Statement, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold.

The Meeting is currently planned to take place at a physical location. However, due to concerns regarding the coronavirus or COVID-19, the Trust is planning for the possibility that the Meeting may be held virtually solely by means of remote communication or via a live webcast or that the Trust may allow for virtual attendance. If the Trust takes this step, the Trust will publicly announce the decision in a press release that will also be filed with the Securities and Exchange Commission as definitive additional soliciting material, and the Trust will post the announcement and additional information on its website at https://www.nationwide.com/personal/investing/mutual-funds/shareholder-news/ as soon as practicable before the Meeting. The Trust recommends that you monitor this website for updated information, and please check this website in advance of the Meeting to confirm the status of the Meeting before planning to attend in person.

How do I ensure my vote is accurately recorded?

Only shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. You may attend the Meeting and vote in person or you may complete, sign, date and return the Proxy Card. If you own shares of a Fund on the Record Date, a Proxy Card is included with this Proxy Statement. You also can provide voting instructions by telephone by calling the toll-free number on the Proxy Card or by going to the internet address provided on the Proxy Card. Please complete the Proxy Card, or if you vote by telephone or over the internet, please vote on the Proposal. Your voting instructions must be received by the Trust or its proxy solicitor by the date of the Meeting in order to be counted for the Meeting. If you are eligible to vote by telephone or through the internet, instructions are enclosed.

The persons named as proxies on the enclosed Proxy Card will vote the shares of the Funds at the Meeting in accordance with the timely instructions received from shareholders. If a duly signed and dated Proxy Card is received that does not specify a choice (for, against, or abstain), the persons named as proxies will consider the proxy’s timely receipt as an instruction to vote FOR each of the Trustee Nominees. If a duly signed and dated Proxy Card is received that does not specify a choice, the Trust will consider the Proxy Card’s timely receipt as an instruction to vote FOR each of the Trustee Nominees.

May I revoke my proxy?

Shareholders who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation with the Trust, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

What other matters will be voted upon at the Meeting?

The Board does not intend to bring any matters before the Meeting with respect to the Funds other than those described in this Proxy Statement. The Board is not aware of any other matters to be brought before the Meeting with respect to the Funds by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of the Board.

What other solicitations will be made?

This proxy solicitation is being made by the Board for use at the Meeting. The cost of this proxy solicitation will be paid by the Trust as set forth below. In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, facsimile transmission or other electronic media, or personal contacts. The Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. The Trust may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of NFA and its affiliates, without extra pay, may conduct additional solicitations by telephone, telecopy and personal interviews. The Trust has engaged AST Fund Solutions, LLC (“AST”) to solicit proxies from brokers, banks, other institutional holders, as applicable, at an anticipated estimated cost of $352,248, including out-of-pocket expenses, which will be borne by the Trust as described below. Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes or voting instructions. The Trust also has agreed to indemnify AST against certain liabilities and expenses, including liabilities under the federal securities laws. The Trust expects that the solicitations will be primarily by mail, but also may include telephone, telecopy or oral solicitations.

As the Meeting date approaches, certain shareholders of the Funds may receive a telephone call from a representative of AST if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases in which a telephonic proxy is solicited, the AST representative is required to ask for each shareholder’s full name and address, or zip code, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the AST representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to AST then the AST representative has the responsibility to explain the process, read the Proposal listed on the Proxy Card and ask for the shareholder’s instructions on the Proposal. Although the AST representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. AST will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call AST immediately if his or her instructions are not correctly reflected in the confirmation.

Who will pay the expenses of the Proposal?

The costs of the Proposal, including the costs associated with the solicitation of proxies in connection with the Meeting, will be paid by the Trust.

How do I submit a shareholder proposal?

The Trust is not required to, and does not intend to, hold regular annual shareholders’ meetings. A shareholder wishing to submit a proposal for consideration for inclusion in a proxy statement for the next shareholders’ meeting should send his or her written proposal to the offices of the Trust, directed to the attention of its Secretary, at the address of its principal executive office printed on the first page of this Proxy Statement, so that it is received within a reasonable time before any such meeting. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the Securities Exchange Act of 1934. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust’s proxy statement or presented at the meeting.

PRINCIPAL HOLDERS OF SHARES AS OF RECORD DATE

Except as identified below, as of the Record Date, the officers and trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of the Funds, or any class thereof.

Fund	Class	Percent of Fund Shares Owned by Trustees/ Officers
Nationwide AllianzGI International Growth Fund	Class A	1.28%
Nationwide International Small Cap Fund	Class A	18.32%

To the best knowledge of the Trust, as of the Record Date, no person, except as set forth on Exhibit C attached to this Proxy Statement, owned of record 5% or more of the outstanding shares of any class of any Fund. Except as noted, the Trust has no knowledge of beneficial ownership.

EXHIBIT A:

NATIONWIDE MUTUAL FUNDS NOMINATING AND FUND GOVERNANCE COMMITTEE CHARTER

Nationwide Mutual Funds

and

Nationwide Variable Insurance Trust

(collectively, the “Trust”)

NOMINATING AND FUND GOVERNANCE COMMITTEE CHARTER

A.	Nominating and Fund Governance Committee Membership

The Nominating and Fund Governance Committee (“Committee”) shall be composed entirely of Trustees of the Trust who are not “interested persons” of the Trust (“Independent Trustees”), as defined in the Investment Company Act of 1940, as amended (“1940 Act”). Members of the Committee may designate one member to serve as Chair. Members of the Committee shall serve at the pleasure of the full Board of Trustees (the “Board”).

B.	Nominating and Fund Governance Committee Purposes

The purposes of the Committee are:

1.	to assist the Board in its review and oversight of governance matters;

2.	to assist the Board with the selection and nomination of candidates to serve on the Board;

3.	to oversee legal counsel;

4.	to assist the Board in its review and oversight of shareholder communications and proxy voting by the series of the Trust;

5.

to assist the Board in its review and consideration of insurance coverages to be obtained by or for the benefit of the Trust or the Trustees of the Trust, including, without limitation, fidelity bond coverage and errors and omissions/directors’ and officers’ liability coverage; and

6.	to undertake such other responsibilities as may be delegated to the Committee by the Board.

C.	Nominating and Fund Governance Committee Functions

The function of the Committee is oversight. To carry out its purposes, the functions of the Committee shall include:

1.	To select and nominate all persons for election or appointment as Trustees of the Trust, which selection and nomination shall be based on the criteria set forth in the Trust’s Statement of Policy on Criteria for Selecting Trustees; provided, that nominees for Independent Trustee shall be recommended for selection and approval by all of the incumbent Independent Trustees then serving on the Board. The Committee shall evaluate candidates’ qualifications for Board membership and, in connection with Independent Trustee candidates, their independence from the Trust’s investment advisers[1] and other principal service providers. Persons selected as Independent Trustee candidates must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (e.g., business, financial or family relationships with investment advisers and other service providers).

2.

To consider Trustee candidates recommended by shareholders of the Trusts. Any such candidates shall be considered and evaluated based upon the criteria set forth in the Trust’s Statement of Policy on Criteria for Selecting Trustees. The names of such candidates should be submitted to the Trust in accordance with the Trust’s Policy Regarding Shareholder Submission of Trustee Candidates.

3.

To review information provided to the Committee regarding the implementation of the Trust’s Policy Regarding Shareholder Submission of Trustee Candidates, and any shareholder submissions of Trustee candidates.

4.

To review information provided to the Committee regarding the implementation of the Trust’s Policy Regarding General Shareholder Communications to the Board, and any shareholder communications to the Board.

5.	To periodically review the composition of the Board to determine whether it may be appropriate to add individuals with specific backgrounds, diversity or skill sets.

6.	To make nominations to the Board for the position of Chair of the Board at least annually.

7.	To periodically review Board governance procedures.

8.	To recommend to the Board the removal, replacement, or retirement of an incumbent Trustee.

9.	To oversee implementation of the Board’s policies regarding evaluations of the Board and Trustee peer evaluations, if any.

10.	To review information provided to the Committee and report, as appropriate, to the Board regarding how proxies were voted under the Proxy Voting Guidelines, Policies, and Procedures.

[1]	As used herein, the term “investment advisers” includes investment subadvisers.

11.	To periodically review Trustee compensation and recommend any appropriate changes to the Independent Trustees as a group.

12.	To oversee implementation of the Trust’s Policy Regarding the Service By Trustees On the Boards of Directors of Unaffiliated Fund Companies and Other Companies.

13.

To periodically review and make recommendations to the Board of Trustees regarding the Board’s Statements of Policies Regarding Fund Governance and Board Oversight, Independence, & Effectiveness of the Board of Trustees.

14.

To evaluate and supervise legal counsel employed by the Independent Trustees, and to monitor the independence of legal counsel employed by the Independent Trustees in accordance with requirements of rules promulgated under the 1940 Act.

15.	To evaluate, with the advice of the Trust’s management, legal counsel to the Trust.

16.	To periodically review orientation and training materials for new trustees and continuing education criteria for current Trustees.

17.

To review and make recommendations to the Board as the Committee deems appropriate regarding (i) the responsibilities of any and all Board committees (including by proposing changes to charters of other Board committees), (ii) whether there is a continuing need for each committee, (iii) whether there is a need for additional committees of the Board, and (iv) whether committees should be combined or reorganized.

18.	To make nominations for membership on all Board committees and generally review committee assignments at least annually, taking into consideration any input provided by the Chair of the Board.

19.

To review its Charter and the charters of each of the other Board committees at least annually and recommend any changes thereto to the Board. The Board shall review and approve, if appropriate, any changes to this Charter and the charters of each of the other Board committees recommended by the Committee.

20.

To review and make recommendations to the Board regarding insurance coverages to be obtained by or for the benefit of the Trust or the Trustees of the Trust, including the scope of such coverages, the cost of such coverages, and the retention of insurance brokers, as the Committee deems appropriate.

21.	To perform such other functions as the Board may delegate from time to time.

D.	Other Powers and Responsibilities

1.	The Committee typically shall meet at least quarterly and is empowered to hold special meetings as circumstances require.

2.	The Committee shall meet and may consult with management of the Trust and officers, employees, and other representatives of service providers as the Committee deems appropriate.

3.	The Committee shall report its activities to the Board on a regular basis and make such recommendations with respect to the above and other matters as the Committee may deem necessary and appropriate.

4.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants (including any search firm used to identify Independent Trustee candidates). Any expenses incurred in discharging the Committee’s responsibilities shall be borne by the Trust.

The matters to be considered by the Committee, at any meeting or in general, shall be in the sole discretion of the Committee. Membership of the Committee shall not be deemed to impose on any Trustee an obligation or duty, or to imply any experience, expertise, or knowledge, different from or greater than that of any other Trustee.

It is the responsibility of each investment adviser, subadviser, and the funds’ other service providers to ensure that their activities in respect of the funds comply with applicable law and regulation and with the policies and procedures of the funds. Nothing in this Charter shall be construed to limit or reduce the responsibilities or liabilities of any adviser, subadviser, the funds’ distributor, or any other service provider of the funds.

Original date of adoption: December 15, 2000

Most recent date of amendment: September 12, 2018

EXHIBIT B:

SHARES ISSUED AND OUTSTANDING

As of the Record Date, each Fund had the following number of shares issued and outstanding:

FUND AND CLASS*	NUMBER OF SHARES OUTSTANDING
NATIONWIDE ALLIANZGI INTERNATIONAL GROWTH FUND – CLASS A	34,090.438
NATIONWIDE ALLIANZGI INTERNATIONAL GROWTH FUND – CLASS R6	20,391.534
NATIONWIDE ALLIANZGI INTERNATIONAL GROWTH FUND – INSTITUTIONAL SERVICE CLASS	10,599,945.596
NATIONWIDE ALLIANZGI INTERNATIONAL GROWTH FUND – EAGLE CLASS	287.929
NATIONWIDE AMUNDI GLOBAL HIGH YIELD FUND – CLASS A	284,903.678
NATIONWIDE AMUNDI GLOBAL HIGH YIELD FUND – CLASS C	52,538.358
NATIONWIDE AMUNDI GLOBAL HIGH YIELD FUND – CLASS R6	12,353,585.272
NATIONWIDE AMUNDI GLOBAL HIGH YIELD FUND – INSTITUTIONAL SERVICE CLASS	361,289.285
NATIONWIDE AMUNDI STRATEGIC INCOME FUND – CLASS A	362,359.448
NATIONWIDE AMUNDI STRATEGIC INCOME FUND – CLASS C	49,549.621
NATIONWIDE AMUNDI STRATEGIC INCOME FUND – CLASS R6	11,054,798.009
NATIONWIDE AMUNDI STRATEGIC INCOME FUND – INSTITUTIONAL SERVICE CLASS	4,445,910.091
NATIONWIDE BAILARD COGNITIVE VALUE FUND – CLASS A	24,020.808
NATIONWIDE BAILARD COGNITIVE VALUE FUND – CLASS C	14,169.434
NATIONWIDE BAILARD COGNITIVE VALUE FUND – CLASS R6	1,033.394
NATIONWIDE BAILARD COGNITIVE VALUE FUND – INSTITUTIONAL SERVICE CLASS	9,375.184
NATIONWIDE BAILARD COGNITIVE VALUE FUND – CLASS M	5,983,110.075
NATIONWIDE BAILARD INTERNATIONAL EQUITIES FUND – CLASS A	566,539.103

FUND AND CLASS*	NUMBER OF SHARES OUTSTANDING
NATIONWIDE BAILARD INTERNATIONAL EQUITIES FUND – CLASS C	314,211.896
NATIONWIDE BAILARD INTERNATIONAL EQUITIES FUND – CLASS R6	862,892.724
NATIONWIDE BAILARD INTERNATIONAL EQUITIES FUND – INSTITUTIONAL SERVICE CLASS	1,709,078.527
NATIONWIDE BAILARD INTERNATIONAL EQUITIES FUND – CLASS M	18,370,179.504
NATIONWIDE BAILARD TECHNOLOGY & SCIENCE FUND – CLASS A	180,217.433
NATIONWIDE BAILARD TECHNOLOGY & SCIENCE FUND – CLASS C	66,192.812
NATIONWIDE BAILARD TECHNOLOGY & SCIENCE FUND – CLASS R6	153,351.072
NATIONWIDE BAILARD TECHNOLOGY & SCIENCE FUND – INSTITUTIONAL SERVICE CLASS	104,019.671
NATIONWIDE BAILARD TECHNOLOGY & SCIENCE FUND – CLASS M	5,245,359.593
NATIONWIDE BOND FUND – CLASS A	1,571,474.193
NATIONWIDE BOND FUND – CLASS C	160,734.326
NATIONWIDE BOND FUND – INSTITUTIONAL SERVICE CLASS	4,841,010.761
NATIONWIDE BOND FUND – CLASS R	27,167.033
NATIONWIDE BOND FUND – CLASS R6	29,621,554.770
NATIONWIDE BOND INDEX FUND – CLASS A	19,492,602.030
NATIONWIDE BOND INDEX FUND – CLASS C	110,442.686
NATIONWIDE BOND INDEX FUND – CLASS R6	59,351,712.901
NATIONWIDE BOND INDEX FUND – INSTITUTIONAL SERVICE CLASS	664,222.208
NATIONWIDE CORE PLUS BOND – CLASS A	1,707,022.663
NATIONWIDE CORE PLUS BOND – CLASS R6	100,835,686.781
NATIONWIDE CORE PLUS BOND – INSTITUTIONAL SERVICE CLASS	1,577,880.112
NATIONWIDE DESTINATION 2020 FUND – CLASS A	2,361,948.418
NATIONWIDE DESTINATION 2020 FUND – CLASS R	4,418,731.751
NATIONWIDE DESTINATION 2020 FUND – CLASS R6	4,906,363.766
NATIONWIDE DESTINATION 2020 FUND – INSTITUTIONAL SERVICE CLASS	9,046,774.443
NATIONWIDE DESTINATION 2025 FUND – CLASS A	3,886,734.932
NATIONWIDE DESTINATION 2025 FUND – CLASS R	5,867,348.459
NATIONWIDE DESTINATION 2025 FUND – CLASS R6	7,099,670.852
NATIONWIDE DESTINATION 2025 FUND – INSTITUTIONAL SERVICE CLASS	14,161,706.246

FUND AND CLASS*	NUMBER OF SHARES OUTSTANDING
NATIONWIDE DESTINATION 2030 FUND – CLASS A	4,947,658.127
NATIONWIDE DESTINATION 2030 FUND – CLASS R	6,500,463.006
NATIONWIDE DESTINATION 2030 FUND – CLASS R6	8,335,198.126
NATIONWIDE DESTINATION 2030 FUND – INSTITUTIONAL SERVICE CLASS	15,547,395.880
NATIONWIDE DESTINATION 2035 FUND – CLASS A	4,238,326.055
NATIONWIDE DESTINATION 2035 FUND – CLASS R	5,168,514.079
NATIONWIDE DESTINATION 2035 FUND – CLASS R6	6,107,263.036
NATIONWIDE DESTINATION 2035 FUND – INSTITUTIONAL SERVICE CLASS	11,673,687.007
NATIONWIDE DESTINATION 2040 FUND – CLASS A	4,061,806.045
NATIONWIDE DESTINATION 2040 FUND – CLASS R	4,579,118.940
NATIONWIDE DESTINATION 2040 FUND – CLASS R6	5,208,708.981
NATIONWIDE DESTINATION 2040 FUND – INSTITUTIONAL SERVICE CLASS	9,961,920.602
NATIONWIDE DESTINATION 2045 FUND – CLASS A	3,431,951.952
NATIONWIDE DESTINATION 2045 FUND – CLASS R	3,513,122.927
NATIONWIDE DESTINATION 2045 FUND – CLASS R6	4,758,705.638
NATIONWIDE DESTINATION 2045 FUND – INSTITUTIONAL SERVICE CLASS	6,920,378.310
NATIONWIDE DESTINATION 2050 FUND – CLASS A	3,415,401.703
NATIONWIDE DESTINATION 2050 FUND – CLASS R	3,953,496.157
NATIONWIDE DESTINATION 2050 FUND – CLASS R6	4,450,102.407
NATIONWIDE DESTINATION 2050 FUND – INSTITUTIONAL SERVICE CLASS	6,004,580.608
NATIONWIDE DESTINATION 2055 FUND – CLASS A	1,381,272.252
NATIONWIDE DESTINATION 2055 FUND – CLASS R	1,240,784.200
NATIONWIDE DESTINATION 2055 FUND – CLASS R6	1,822,969.682
NATIONWIDE DESTINATION 2055 FUND – INSTITUTIONAL SERVICE CLASS	2,090,379.506
NATIONWIDE DESTINATION 2060 FUND – CLASS A	800,611.445
NATIONWIDE DESTINATION 2060 FUND – CLASS R	261,436.174
NATIONWIDE DESTINATION 2060 FUND – CLASS R6	664,296.498
NATIONWIDE DESTINATION 2060 FUND – INSTITUTIONAL SERVICE CLASS	1,042,942.095
NATIONWIDE DESTINATION 2065 FUND – CLASS A	500.033
NATIONWIDE DESTINATION 2065 FUND – CLASS R	1,504.757
NATIONWIDE DESTINATION 2065 FUND – CLASS R6	99,714.247
NATIONWIDE DESTINATION 2065 FUND – INSTITUTIONAL SERVICE CLASS	500.408
NATIONWIDE DESTINATION RETIREMENT FUND (FORMERLY, NATIONWIDE DESTINATION 2015 FUND) – CLASS A	1,299,875.659

FUND AND CLASS*	NUMBER OF SHARES OUTSTANDING
NATIONWIDE DESTINATION RETIREMENT FUND (FORMERLY, NATIONWIDE DESTINATION 2015 FUND) – CLASS R	2,402,947.972
NATIONWIDE DESTINATION RETIREMENT FUND (FORMERLY, NATIONWIDE DESTINATION 2015 FUND) CLASS R6	2,017,764.517
NATIONWIDE DESTINATION RETIREMENT FUND (FORMERLY, NATIONWIDE DESTINATION 2015 FUND) – INSTITUTIONAL SERVICE CLASS	2,679,821.104
NATIONWIDE DIAMOND HILL LARGE CAP CONCENTRATED FUND – CLASS A	2,479,584.535
NATIONWIDE DIAMOND HILL LARGE CAP CONCENTRATED FUND – CLASS C	198,025.229
NATIONWIDE DIAMOND HILL LARGE CAP CONCENTRATED FUND – CLASS R6	110,536.724
NATIONWIDE DIAMOND HILL LARGE CAP CONCENTRATED FUND – INSTITUTIONAL SERVICE CLASS	377,790.063
NATIONWIDE EMERGING MARKETS DEBT FUND – CLASS A	7,880.518
NATIONWIDE EMERGING MARKETS DEBT FUND – CLASS C	781.888
NATIONWIDE EMERGING MARKETS DEBT FUND – CLASS R6	7,369,804.831
NATIONWIDE EMERGING MARKETS DEBT FUND – INSTITUTIONAL SERVICE CLASS	3,623.848
NATIONWIDE FUND – CLASS A	6,703,211.572
NATIONWIDE FUND – CLASS C	62,169.483
NATIONWIDE FUND – INSTITUTIONAL SERVICE CLASS	37,853,020.925
NATIONWIDE FUND – CLASS R6	993,637.410
NATIONWIDE FUND – CLASS R	448.555
NATIONWIDE GENEVA MID CAP GROWTH FUND – CLASS A	4,990,500.736
NATIONWIDE GENEVA MID CAP GROWTH FUND – CLASS C	1,478,107.902
NATIONWIDE GENEVA MID CAP GROWTH FUND – CLASS R6	6,318,794.856
NATIONWIDE GENEVA MID CAP GROWTH FUND – INSTITUTIONAL SERVICE CLASS	14,388,505.124
NATIONWIDE GENEVA SMALL CAP GROWTH FUND – CLASS A	1,391,543.323

FUND AND CLASS*	NUMBER OF SHARES OUTSTANDING
NATIONWIDE GENEVA SMALL CAP GROWTH FUND – CLASS C	597,340.107
NATIONWIDE GENEVA SMALL CAP GROWTH FUND – CLASS R6	4,282,920.789
NATIONWIDE GENEVA SMALL CAP GROWTH FUND – INSTITUTIONAL SERVICE CLASS	11,582,402.620
NATIONWIDE GLOBAL SUSTAINABLE EQUITY FUND – CLASS A	333,399.767
NATIONWIDE GLOBAL SUSTAINABLE EQUITY FUND – CLASS C	2,025,941.638
NATIONWIDE GLOBAL SUSTAINABLE EQUITY FUND – CLASS R6	121,614.976
NATIONWIDE GLOBAL SUSTAINABLE EQUITY FUND – INSTITUTIONAL SERVICE CLASS	237,711.809
NATIONWIDE GOVERNMENT MONEY MARKET FUND – CLASS R6	252,627,800.340
NATIONWIDE GOVERNMENT MONEY MARKET FUND – SERVICE CLASS	1,673,008.710
NATIONWIDE GOVERNMENT MONEY MARKET FUND – INVESTOR	365,481,303.299
NATIONWIDE INFLATION-PROTECTED SECURITIES FUND – CLASS A	1,021,912.970
NATIONWIDE INFLATION-PROTECTED SECURITIES FUND – CLASS R6	19,859,532.328
NATIONWIDE INFLATION-PROTECTED SECURITIES FUND – INSTITUTIONAL SERVICE CLASS	2,426,726.044
NATIONWIDE INTERNATIONAL INDEX FUND – CLASS A	24,380,224.268
NATIONWIDE INTERNATIONAL INDEX FUND – CLASS C	550,833.161
NATIONWIDE INTERNATIONAL INDEX FUND – CLASS R	3,071,605.896
NATIONWIDE INTERNATIONAL INDEX FUND – CLASS R6	139,543,799.871
NATIONWIDE INTERNATIONAL INDEX FUND – INSTITUTIONAL SERVICE CLASS	828,114.470
NATIONWIDE INTERNATIONAL SMALL CAP FUND – CLASS A	10,709.406
NATIONWIDE INTERNATIONAL SMALL CAP FUND – CLASS R6	50,691,068.546
NATIONWIDE INTERNATIONAL SMALL CAP FUND – INSTITUTIONAL SERVICE CLASS	2,292,720.642

FUND AND CLASS*	NUMBER OF SHARES OUTSTANDING
NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE FUND – CLASS A	8,046,401.832
NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE FUND – CLASS C	2,137,173.308
NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE FUND – CLASS R	5,626,277.240
NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE FUND – CLASS R6	28,188,016.563
NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE FUND – INSTITUTIONAL SERVICE CLASS	637,624.411
NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE FUND – SERVICE CLASS	64,738,373.832
NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND – CLASS A	8,213,247.071
NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND – CLASS C	11,392,171.012
NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND – CLASS R	2,568,699.845
NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND – CLASS R6	9,160,566.111
NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE – INSTITUTIONAL SERVICE CLASS	17,047,016.522
NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND – SERVICE CLASS	11,491,033.654
NATIONWIDE INVESTOR DESTINATIONS MODERATE FUND – CLASS A	13,897,860.097
NATIONWIDE INVESTOR DESTINATIONS MODERATE FUND – CLASS C	4,928,127.798
NATIONWIDE INVESTOR DESTINATIONS MODERATE FUND – CLASS R	8,793,862.614
NATIONWIDE INVESTOR DESTINATIONS MODERATE FUND – CLASS R6	42,386,883.031
NATIONWIDE INVESTOR DESTINATIONS MODERATE – INSTITUTIONAL SERVICE CLASS	1,235,120.362
NATIONWIDE INVESTOR DESTINATIONS MODERATE FUND – SERVICE CLASS	58,766,583.542
NATIONWIDE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND – CLASS A	15,394,557.947
NATIONWIDE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND – CLASS C	3,267,859.849
NATIONWIDE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND – CLASS R	11,316,184.765

FUND AND CLASS*	NUMBER OF SHARES OUTSTANDING
NATIONWIDE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND – CLASS R6	51,067,029.485
NATIONWIDE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE – INSTITUTIONAL SERVICE CLASS	1,988,202.080
NATIONWIDE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND – SERVICE CLASS	79,771,110.951
NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND – CLASS A	6,112,862.087
NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND – CLASS C	4,012,011.556
NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND – CLASS R	3,139,001.904
NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND – CLASS R6	14,132,668.528
NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE – INSTITUTIONAL SERVICE CLASS	621,984.221
NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND – SERVICE CLASS	14,075,726.821
NATIONWIDE LONG/SHORT EQUITY FUND – CLASS A	4,173.684
NATIONWIDE LONG/SHORT EQUITY FUND – CLASS R6	1,034,958.759
NATIONWIDE LONG/SHORT EQUITY FUND – INSTITUTIONAL SERVICE CLASS	438,883.349
NATIONWIDE LOOMIS ALL CAP GROWTH FUND – CLASS A	420,597.790
NATIONWIDE LOOMIS ALL CAP GROWTH FUND – CLASS R6	13,151,112.151
NATIONWIDE LOOMIS ALL CAP GROWTH FUND – INSTITUTIONAL SERVICE CLASS	280,248.412
NATIONWIDE LOOMIS ALL CAP GROWTH FUND – EAGLE CLASS	12,455,797.637
NATIONWIDE LOOMIS CORE BOND FUND – CLASS A	1,120,296.633
NATIONWIDE LOOMIS CORE BOND FUND – CLASS C	296,527.593
NATIONWIDE LOOMIS CORE BOND FUND – CLASS R6	13,152,170.828
NATIONWIDE LOOMIS CORE BOND FUND – INSTITUTIONAL SERVICE CLASS	30,171,198.522

FUND AND CLASS*	NUMBER OF SHARES OUTSTANDING
NATIONWIDE LOOMIS SHORT-TERM BOND FUND – CLASS A	2,312,408.100
NATIONWIDE LOOMIS SHORT-TERM BOND FUND – CLASS C	574,775.453
NATIONWIDE LOOMIS SHORT-TERM BOND FUND – CLASS R6	15,758,892.485
NATIONWIDE LOOMIS SHORT-TERM BOND FUND – INSTITUTIONAL SERVICE CLASS	1,934,638.431
NATIONWIDE MELLON DISCIPLINED VALUE FUND – CLASS A	502.461
NATIONWIDE MELLON DISCIPLINED VALUE FUND – CLASS R6	150.026
NATIONWIDE MELLON DISCIPLINED VALUE FUND – CLASS K	15,950,755.510
NATIONWIDE MELLON DISCIPLINED VALUE FUND – INSTITUTIONAL SERVICE CLASS	3,404.536
NATIONWIDE MELLON DISCIPLINED VALUE FUND – EAGLE CLASS	4,603.548
NATIONWIDE MELLON DYNAMIC U.S. CORE FUND (FORMERLY, NATIONWIDE MELLON DYNAMIC U.S. CORE FUND) – CLASS A	5,086,676.995
NATIONWIDE MELLON DYNAMIC U.S. CORE FUND (FORMERLY, NATIONWIDE MELLON DYNAMIC U.S. CORE FUND) – CLASS C	1,115,046.722
NATIONWIDE MELLON DYNAMIC U.S. CORE FUND (FORMERLY, NATIONWIDE MELLON DYNAMIC U.S. CORE FUND) – CLASS R6	18,299,331.562
NATIONWIDE MELLON DYNAMIC U.S. CORE FUND (FORMERLY, NATIONWIDE MELLON DYNAMIC U.S. CORE FUND) – CLASS R	10,552.181
NATIONWIDE MELLON DYNAMIC U.S. CORE FUND (FORMERLY, NATIONWIDE MELLON DYNAMIC U.S. CORE FUND) – INSTITUTIONAL SERVICE CLASS	8,212,822.297
NATIONWIDE MELLON DYNAMIC U.S. CORE FUND (FORMERLY, NATIONWIDE MELLON DYNAMIC U.S. CORE FUND) – EAGLE CLASS	72,647,355.246
NATIONWIDE MID CAP MARKET INDEX FUND – CLASS A	16,535,399.344
NATIONWIDE MID CAP MARKET INDEX FUND – CLASS C	896,684.535
NATIONWIDE MID CAP MARKET INDEX FUND – CLASS R	1,170,518.211

FUND AND CLASS*	NUMBER OF SHARES OUTSTANDING
NATIONWIDE MID CAP MARKET INDEX FUND – CLASS R6	34,027,134.515
NATIONWIDE MID CAP MARKET INDEX FUND – INSTITUTIONAL SERVICE CLASS	980,813.970
NATIONWIDE MULTI-CAP PORTFOLIO – CLASS R6	207,082,406.585
NATIONWIDE NYSE ARCA TECH 100 INDEX FUND (FORMERLY, NATIONWIDE ZIEGLER NYSE ARCA TECH 100 INDEX FUND) – CLASS A	3,344,295.442
NATIONWIDE NYSE ARCA TECH 100 INDEX FUND (FORMERLY, NATIONWIDE ZIEGLER NYSE ARCA TECH 100 INDEX FUND) – CLASS C	736,635.710
NATIONWIDE NYSE ARCA TECH 100 INDEX FUND (FORMERLY, NATIONWIDE ZIEGLER NYSE ARCA TECH 100 INDEX FUND) – CLASS R6	221,515.216
NATIONWIDE NYSE ARCA TECH 100 INDEX FUND (FORMERLY, NATIONWIDE ZIEGLER NYSE ARCA TECH 100 INDEX FUND) – INSTITUTIONAL SERVICE CLASS	2,331,572.530
NATIONWIDE S&P 500 INDEX FUND – CLASS A	8,339,121.511
NATIONWIDE S&P 500 INDEX FUND – CLASS C	3,268,179.967
NATIONWIDE S&P 500 INDEX FUND – CLASS R	7,039,839.678
NATIONWIDE S&P 500 INDEX FUND – CLASS R6	12,914,934.213
NATIONWIDE S&P 500 INDEX FUND – INSTITUTIONAL SERVICE CLASS	22,771,049.148
NATIONWIDE S&P 500 INDEX FUND – SERVICE CLASS	15,374,416.978
NATIONWIDE SMALL CAP INDEX FUND – CLASS A	15,140,128.251
NATIONWIDE SMALL CAP INDEX FUND – CLASS C	509,836.316
NATIONWIDE SMALL CAP INDEX FUND – CLASS R	1,759,915.713
NATIONWIDE SMALL CAP INDEX FUND – CLASS R6	7,317,720.192
NATIONWIDE SMALL CAP INDEX FUND – INSTITUTIONAL SERVICE CLASS	531,771.776
NATIONWIDE SMALL COMPANY GROWTH FUND – CLASS A	319,540.606
NATIONWIDE SMALL COMPANY GROWTH FUND – INSTITUTIONAL SERVICE CLASS	12,094,853.075
NATIONWIDE U.S. SMALL CAP VALUE FUND – CLASS A	254,882.147
NATIONWIDE U.S. SMALL CAP VALUE FUND – CLASS C	86,334.705
NATIONWIDE U.S. SMALL CAP VALUE FUND – CLASS R6	408,450.977

FUND AND CLASS*	NUMBER OF SHARES OUTSTANDING
NATIONWIDE U.S. SMALL CAP VALUE FUND – INSTITUTIONAL SERVICE CLASS	7,293,847.988
NATIONWIDE WCM FOCUSED SMALL CAP FUND – CLASS A	604,673.914
NATIONWIDE WCM FOCUSED SMALL CAP FUND – CLASS C	248,729.561
NATIONWIDE WCM FOCUSED SMALL CAP FUND – CLASS R6	123,908.321
NATIONWIDE WCM FOCUSED SMALL CAP FUND – INSTITUTIONAL SERVICE CLASS	1,541,029.700
NATIONWIDE ZIEGLER EQUITY INCOME FUND – CLASS A	1,381,744.358
NATIONWIDE ZIEGLER EQUITY INCOME FUND – CLASS C	325,727.034
NATIONWIDE ZIEGLER EQUITY INCOME FUND – CLASS R6	49,230.732
NATIONWIDE ZIEGLER EQUITY INCOME FUND – INSTITUTIONAL SERVICE CLASS	683,278.243

*	As of the Record Date, any Fund share classes that have not commenced operations have not been listed in the above table.

EXHIBIT C:

PRINCIPAL SHAREHOLDERS

As of the Record Date, shareholders of record of 5% or more of the outstanding shares of each class of each Fund were as follows:

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE ALLIANZGI INTERNATIONAL GROWTH FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	7310	17,845.773	52.21%

NATIONWIDE ALLIANZGI INTERNATIONAL GROWTH FUND CLASS A	EDWIN E UPTHEGROVE TTEE OF	TITUSVILLE	FL	32780	4,294.967	12.57%

NATIONWIDE ALLIANZGI INTERNATIONAL GROWTH FUND CLASS A	PERSHING LLC	JERSEY CITY	NJ	7303	4,008.468	11.73%

NATIONWIDE ALLIANZGI INTERNATIONAL GROWTH FUND CLASS R6	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94105	8,057.594	39.55%

NATIONWIDE ALLIANZGI INTERNATIONAL GROWTH FUND CLASS R6	LPL FINANCIAL	SAN DIEGO	CA	92121	5,952.856	29.22%

NATIONWIDE ALLIANZGI INTERNATIONAL GROWTH FUND CLASS R6	PERSHING LLC	JERSEY CITY	NJ	7303	1,919.858	9.42%

NATIONWIDE ALLIANZGI INTERNATIONAL GROWTH FUND CLASS R6	TD AMERITRADE FBO	BEAUMONT	TX	77713	1,631.190	8.01%

NATIONWIDE ALLIANZGI INTERNATIONAL GROWTH FUND CLASS R6	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	1,027.911	5.05%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE ALLIANZGI INTERNATIONAL GROWTH FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	6,210,344.342	58.59%

NATIONWIDE ALLIANZGI INTERNATIONAL GROWTH FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	4,010,565.094	37.84%

NATIONWIDE ALLIANZGI INTERNATIONAL GROWTH FUND EAGLE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43215	287.929	100.00%

NATIONWIDE AMUNDI GLOBAL HIGH YIELD FUND CLASS A	KING VAN AND STORAGE INC	SANTA FE SPGS	CA	90670	16,454.524	5.78%

NATIONWIDE AMUNDI GLOBAL HIGH YIELD FUND CLASS C	UBS WM USA	WEEHAWKEN	NJ	7086	41,522.042	79.03%

NATIONWIDE AMUNDI GLOBAL HIGH YIELD FUND CLASS C	NATIONWIDE FINANCIAL SERVICES INC	COLUMBUS	OH	43215	10,190.670	19.40%

NATIONWIDE AMUNDI GLOBAL HIGH YIELD FUND CLASS R6	INVESTOR DESTINATIONS MODERATELY AGGRESSIVE	COLUMBUS	OH	43215	4,612,516.148	37.34%

NATIONWIDE AMUNDI GLOBAL HIGH YIELD FUND CLASS R6	INVESTOR DESTINATIONS MODERATE	COLUMBUS	OH	43215	3,900,672.439	31.58%

NATIONWIDE AMUNDI GLOBAL HIGH YIELD FUND CLASS R6	INVESTOR DESTINATIONS CONSERVATIVE	COLUMBUS	OH	43215	1,448,598.706	11.73%

NATIONWIDE AMUNDI GLOBAL HIGH YIELD FUND CLASS R6	INVESTOR DESTINATIONS MODERATELY AGGRESSIVE	COLUMBUS	OH	43215	1,409,583.267	11.41%

NATIONWIDE AMUNDI GLOBAL HIGH YIELD FUND CLASS R6	INVESTOR DESTINATIONS AGGRESSIVE	COLUMBUS	OH	43215	973,968.982	7.88%

NATIONWIDE AMUNDI STRAT INC INSTITUTIONAL SERVICE CLASS	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94105	2,933,968.279	65.99%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE AMUNDI GLOBAL HIGH YIELD FUND INSTITUTIONAL SERVICE CLASS	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94105	130,249.249	35.95%

NATIONWIDE AMUNDI GLOBAL HIGH YIELD FUND INSTITUTIONAL SERVICE CLASS	UBS WM USA	WEEHAWKEN	NJ	7086	58,535.084	16.16%

NATIONWIDE AMUNDI GLOBAL HIGH YIELD FUND INSTITUTIONAL SERVICE CLASS	LPL FINANCIAL	SAN DIEGO	CA	92121	51,177.274	14.12%

NATIONWIDE AMUNDI GLOBAL HIGH YIELD FUND INSTITUTIONAL SERVICE CLASS	NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	7310	34,946.829	9.65%

NATIONWIDE AMUNDI STRATEGIC INCOME FUND CLASS A	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94105	72,039.348	19.82%

NATIONWIDE AMUNDI STRATEGIC INCOME FUND CLASS A	PERSHING LLC	JERSEY CITY	NJ	7399	41,967.389	11.55%

NATIONWIDE AMUNDI STRATEGIC INCOME FUND CLASS A	TD AMERITRADE FBO	MEADVILLE	PA	16335	24,847.870	6.84%

NATIONWIDE AMUNDI STRATEGIC INCOME FUND CLASS C	PERSHING LLC	JERSEY CITY	NJ	7399	20,713.486	41.80%

NATIONWIDE AMUNDI STRATEGIC INCOME FUND CLASS C	LPL FINANCIAL	SAN DIEGO	CA	92121	18,664.199	37.67%

NATIONWIDE AMUNDI STRATEGIC INCOME FUND CLASS C	NATIONWIDE FINANCIAL SERVICES INC	COLUMBUS	OH	43215	8,458.493	17.07%

NATIONWIDE AMUNDI STRATEGIC INCOME FUND CLASS R6	INVESTOR DESTINATIONS MODERATELY AGGRESSIVE	COLUMBUS	OH	43215	2,157,329.411	19.51%

NATIONWIDE AMUNDI STRATEGIC INCOME FUND CLASS R6	INVESTOR DESTINATIONS CONSERVATIVE	COLUMBUS	OH	43215	2,017,977.305	18.25%

NATIONWIDE AMUNDI STRATEGIC INCOME FUND CLASS R6	INVESTOR DESTINATIONS MODERATE	COLUMBUS	OH	43215	1,824,391.563	16.50%

NATIONWIDE AMUNDI STRATEGIC INCOME FUND CLASS R6	NATIONWIDE TARGET DESTINATION 2025	COLUMBUS	OH	43215	1,160,021.584	10.49%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE AMUNDI STRATEGIC INCOME FUND CLASS R6	NATIONWIDE TARGET DESTINATION 2020	COLUMBUS	OH	43215	1,098,744.210	9.94%

NATIONWIDE AMUNDI STRATEGIC INCOME FUND CLASS R6	NATIONWIDE TARGET DESTINATION 2030	COLUMBUS	OH	43215	911,897.601	8.25%

NATIONWIDE AMUNDI STRATEGIC INCOME FUND CLASS R6	INVESTOR DESTINATIONS MODERATELY AGGRESSIVE	COLUMBUS	OH	43215	659,278.981	5.96%

NATIONWIDE AMUNDI STRATEGIC INCOME FUND CLASS R6	NATIONWIDE TARGET DESTINATION 2035	COLUMBUS	OH	43215	643,572.740	5.82%

NATIONWIDE AMUNDI STRATEGIC INCOME FUND INSTITUTIONAL SERVICE CLASS	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94105	2,933,968.279	65.99%

NATIONWIDE AMUNDI STRATEGIC INCOME FUND INSTITUTIONAL SERVICE CLASS	LPL FINANCIAL	SAN DIEGO	CA	92121	551,592.870	12.41%

NATIONWIDE AMUNDI STRATEGIC INCOME FUND INSTITUTIONAL SERVICE CLASS	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94105	376,009.601	8.46%

NATIONWIDE BAILARD COGNITIVE VALUE FUND CLASS A	RAYMOND JAMES & ASSOC INC	ST PETERSBURG	FL	33716	7,064.917	29.41%

NATIONWIDE BAILARD COGNITIVE VALUE FUND CLASS A	NATHANSTRAUT	SOUTHWICK	MA	1077	2,244.258	9.34%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE BAILARD COGNITIVE VALUE FUND CLASS A	BRENDA MCGURK	WEST SPRINGFIELD	MA	1089	2,218.106	9.23%

NATIONWIDE BAILARD COGNITIVE VALUE FUND CLASS A	NTC & CO	DENVER	CO	80217	1,256.384	5.23%

NATIONWIDE BAILARD COGNITIVE VALUE FUND CLASS A	JOSEPHAL MEIDA	WESTFIELD	MA	1085	1,233.072	5.13%

NATIONWIDE BAILARD COGNITIVE VALUE FUND CLASS C	STIFEL NICOLAUS CUSTODIAN FOR	PROSPECT	CT	6712	9,812.041	69.25%

NATIONWIDE BAILARD COGNITIVE VALUE FUND CLASS C	PAI TRUST COMPANY INC	DE PERE	WI	54115	1,135.416	8.01%

NATIONWIDE BAILARD COGNITIVE VALUE FUND CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	32246	952.857	6.72%

NATIONWIDE BAILARD COGNITIVE VALUE FUND CLASS C	FIRST CLASSEARING LLC	SAINT LOUIS	MO	63103	876.564	6.19%

NATIONWIDE BAILARD COGNITIVE VALUE FUND CLASS M	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94105	4,508,952.978	75.83%

NATIONWIDE BAILARD COGNITIVE VALUE FUND CLASS R6	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43215	1,013.370	98.06%

NATIONWIDE BAILARD COGNITIVE VALUE FUND INSTITUTIONAL SERVICE CLASS	D A DAVIDSON & CO	GREAT FALLS	MT	59401	5,156.590	55.00%

NATIONWIDE BAILARD COGNITIVE VALUE FUND INSTITUTIONAL SERVICE CLASS	NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	7310	2,401.523	25.62%

NATIONWIDE BAILARD COGNITIVE VALUE FUND INSTITUTIONAL SERVICE CLASS	LPL FINANCIAL	SAN DIEGO	CA	92121	1,816.993	19.38%

NATIONWIDE BAILARD INTERNATIONAL EQUITIES FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC	NEW YORK	NY	10004	68,149.672	11.98%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE BAILARD INTERNATIONAL EQUITIES FUND CLASS A	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94105	62,587.854	11.00%

NATIONWIDE BAILARD INTERNATIONAL EQUITIES FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	7310	58,130.872	10.22%

NATIONWIDE BAILARD INTERNATIONAL EQUITIES FUND CLASS A	WELLS FARGO CLASSEARING SERVICES LLC	SAINT LOUIS	MO	63103	57,249.475	10.06%

NATIONWIDE BAILARD INTERNATIONAL EQUITIES FUND CLASS A	PERSHING LLC	JERSEY CITY	NJ	7399	41,102.629	7.22%

NATIONWIDE BAILARD INTERNATIONAL EQUITIES FUND CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	32246	36,523.774	6.42%

NATIONWIDE BAILARD INTERNATIONAL EQUITIES FUND CLASS C	WELLS FARGO CLASSEARING SERVICES LLC	SAINT LOUIS	MO	63103	138,364.832	44.04%

NATIONWIDE BAILARD INTERNATIONAL EQUITIES FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC	NEW YORK	NY	10004	49,578.901	15.78%

NATIONWIDE BAILARD INTERNATIONAL EQUITIES FUND CLASS C	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94105	24,982.988	7.95%

NATIONWIDE BAILARD INTERNATIONAL EQUITIES FUND CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	32246	21,891.067	6.97%

NATIONWIDE BAILARD INTERNATIONAL EQUITIES FUND CLASS M	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94105	13,025,376.931	70.17%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE BAILARD INTERNATIONAL EQUITIES FUND CLASS R6	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	282,418.342	32.73%

NATIONWIDE BAILARD INTERNATIONAL EQUITIES FUND CLASS R6	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	269,936.643	31.28%

NATIONWIDE BAILARD INTERNATIONAL EQUITIES FUND CLASS R6	SEI PRIVATE TRUST COMPANY	OAKS	PA	19456	130,824.188	15.16%

NATIONWIDE BAILARD INTERNATIONAL EQUITIES FUND CLASS R6	SEI PRIVATE TRUST COMPANY	OAKS	PA	19456	76,643.581	8.88%

NATIONWIDE BAILARD INTERNATIONAL EQUITIES FUND INSTITUTIONAL SERVICE CLASS	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94105	383,426.768	22.44%

NATIONWIDE BAILARD INTERNATIONAL EQUITIES FUND INSTITUTIONAL SERVICE CLASS	WELLS FARGO CLASSEARING SERVICES LLC	SAINT LOUIS	MO	63103	336,297.518	19.68%

NATIONWIDE BAILARD INTERNATIONAL EQUITIES FUND INSTITUTIONAL SERVICE CLASS	MORGAN STANLEY SMITH BARNEY LLC	NEW YORK	NY	10004	296,847.649	17.37%

NATIONWIDE BAILARD INTERNATIONAL EQUITIES FUND INSTITUTIONAL SERVICE CLASS	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	32246	182,438.150	10.68%

NATIONWIDE BAILARD INTERNATIONAL EQUITIES FUND INSTITUTIONAL SERVICE CLASS	RAYMOND JAMES & ASSOC INC	ST PETERSBURG	FL	33716	161,104.322	9.43%

NATIONWIDE BAILARD INTERNATIONAL EQUITIES FUND INSTITUTIONAL SERVICE CLASS	NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	7310	95,029.466	5.56%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE BAILARD TECHNOLOGY & SCIENCE FUND CLASS A	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	12,821.218	6.61%

NATIONWIDE BAILARD TECHNOLOGY & SCIENCE FUND CLASS A	WELLS FARGO CLASSEARING SERVICES LLC	SAINT LOUIS	MO	63103	11,951.743	6.16%

NATIONWIDE BAILARD TECHNOLOGY & SCIENCE FUND CLASS C	FIRST CLASSEARING LLC	SAINT LOUIS	MO	63103	44,475.844	66.90%

NATIONWIDE BAILARD TECHNOLOGY & SCIENCE FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC	NEW YORK	NY	10004	6,307.483	9.49%

NATIONWIDE BAILARD TECHNOLOGY & SCIENCE FUND CLASS M	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94105	3,648,579.229	69.42%

NATIONWIDE BAILARD TECHNOLOGY & SCIENCE FUND CLASS R6	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	124,220.116	81.00%

NATIONWIDE BAILARD TECHNOLOGY & SCIENCE FUND CLASS R6	ASCENSUS TRUST COMPANY	FARGO	ND	58106	17,381.555	11.33%

NATIONWIDE BAILARD TECHNOLOGY & SCIENCE FUND INSTITUTIONAL SERVICE CLASS	LPL FINANCIAL	SAN DIEGO	CA	92121	39,151.774	37.64%

NATIONWIDE BAILARD TECHNOLOGY & SCIENCE FUND INSTITUTIONAL SERVICE CLASS	PERSHING LLC	JERSEY CITY	NJ	7399	30,331.374	29.16%

NATIONWIDE BAILARD TECHNOLOGY & SCIENCE FUND INSTITUTIONAL SERVICE CLASS	CARTER PLOTT	WARREN	OH	44483	6,796.274	6.53%

NATIONWIDE BAILARD TECHNOLOGY & SCIENCE FUND INSTITUTIONAL SERVICE CLASS	STATE STREET BANK	BOSTON	MA	2111	6,538.910	6.29%

NATIONWIDE BOND FUND CLASS A	FIRST CLASSEARING LLC	SAINT LOUIS	MO	63103	306,018.288	19.14%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE BOND FUND CLASS A	UBS WM USA	WEEHAWKEN	NJ	7086	198,057.068	12.39%

NATIONWIDE BOND FUND CLASS A	INSURANCE COMPANY INCGEORGIA TRANSPORTATION CAPTIVE	ROSWELL	GA	30076	88,646.764	5.55%

NATIONWIDE BOND FUND CLASS C	UBS WM USA	WEEHAWKEN	NJ	7086	45,281.205	28.15%

NATIONWIDE BOND FUND CLASS C	FIRST CLASSEARING LLC	SAINT LOUIS	MO	63103	36,146.345	22.47%

NATIONWIDE BOND FUND CLASS C	RAYMOND JAMES & ASSOC INC	ST PETERSBURG	FL	33716	18,797.860	11.69%

NATIONWIDE BOND FUND CLASS C	LPL FINANCIAL	SAN DIEGO	CA	92121	16,459.720	10.23%

NATIONWIDE BOND FUND CLASS R	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	32246	27,166.964	100.00%

NATIONWIDE BOND FUND CLASS R6	NVIT CARDINAL BALANCED FUND	COLUMBUS	OH	43215	6,998,708.557	23.62%

NATIONWIDE BOND FUND CLASS R6	NVIT CARDINAL MODERATE FUND	COLUMBUS	OH	43215	5,805,126.602	19.59%

NATIONWIDE BOND FUND CLASS R6	NVIT CARDINAL CAPITAL APPRECIATION FUND	COLUMBUS	OH	43215	4,658,461.745	15.72%

NATIONWIDE BOND FUND CLASS R6	NVIT CARDINAL CONSERVATIVE FUND	COLUMBUS	OH	43215	3,892,688.738	13.14%

NATIONWIDE BOND FUND CLASS R6	NVIT CARDINAL MODERATELY CONSERVATIVE FUND	COLUMBUS	OH	43215	2,831,585.447	9.56%

NATIONWIDE BOND FUND CLASS R6	NVIT CARDINAL MANAGED GROWTH FUND	COLUMBUS	OH	43215	2,740,931.877	9.25%

NATIONWIDE BOND FUND CLASS R6	NVIT CARDINAL MANAGED GROWTH & INCOME FUND	COLUMBUS	OH	43215	1,781,510.017	6.01%

NATIONWIDE BOND FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	970,643.259	19.55%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE BOND FUND INSTITUTIONAL SERVICE CLASS	NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	7310	801,529.797	16.14%

NATIONWIDE BOND FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	352,082.496	7.09%

NATIONWIDE BOND INDEX FUND CLASS A	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	6,610,319.161	33.90%

NATIONWIDE BOND INDEX FUND CLASS A	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	6,144,737.387	31.51%

NATIONWIDE BOND INDEX FUND CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	32246	3,356,909.717	17.22%

NATIONWIDE BOND INDEX FUND CLASS A	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	1,245,637.482	6.39%

NATIONWIDE BOND INDEX FUND CLASS C	FIRST CLASSEARING LLC	SAINT LOUIS	MO	63103	39,518.745	35.78%

NATIONWIDE BOND INDEX FUND CLASS C	RBC CAPITAL MARKETS LLC	RICHLAND	WA	99352	11,980.023	10.85%

NATIONWIDE BOND INDEX FUND CLASS C	PERSHING LLC	JERSEY CITY	NJ	7399	11,777.658	10.66%

NATIONWIDE BOND INDEX FUND CLASS C	RBC CAPITAL MARKETS LLC	RICHLAND	WA	99352	7,439.046	6.74%

NATIONWIDE BOND INDEX FUND CLASS C	RBC CAPITAL MARKETS LLC	PROSSER	WA	99350	6,162.783	5.58%

NATIONWIDE BOND INDEX FUND CLASS R6	INVESTOR DESTINATIONS CONSERVATIVE	COLUMBUS	OH	43215	11,400,204.833	19.21%

NATIONWIDE BOND INDEX FUND CLASS R6	INVESTOR DESTINATIONS MODERATE	COLUMBUS	OH	43215	8,343,994.860	14.06%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE BOND INDEX FUND CLASS R6	INVESTOR DESTINATIONS MODERATELY AGGRESSIVE	COLUMBUS	OH	43215	7,129,414.017	12.01%

NATIONWIDE BOND INDEX FUND CLASS R6	NATIONWIDE TARGET DESTINATION 2025	COLUMBUS	OH	43215	5,971,441.825	10.06%

NATIONWIDE BOND INDEX FUND CLASS R6	INVESTOR DESTINATIONS MODERATELY AGGRESSIVE	COLUMBUS	OH	43215	5,919,674.285	9.97%

NATIONWIDE BOND INDEX FUND CLASS R6	NATIONWIDE TARGET DESTINATION 2030	COLUMBUS	OH	43215	5,286,000.036	8.91%

NATIONWIDE BOND INDEX FUND CLASS R6	NATIONWIDE TARGET DESTINATION 2020	COLUMBUS	OH	43215	4,515,187.154	7.61%

NATIONWIDE BOND INDEX FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	352,209.556	53.03%

NATIONWIDE BOND INDEX FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	300,498.647	45.24%

NATIONWIDE CORE PLUS BOND FUND CLASS A	UBS WM USA	WEEHAWKEN	NJ	7086	727,903.767	42.44%

NATIONWIDE CORE PLUS BOND FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC	NEW YORK	NY	10004	178,835.322	10.43%

NATIONWIDE CORE PLUS BOND FUND CLASS A	FIRST CLASSEARING LLC	SAINT LOUIS	MO	63103	92,457.192	5.39%

NATIONWIDE CORE PLUS BOND FUND CLASS A	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94105	88,734.074	5.17%

NATIONWIDE CORE PLUS BOND FUND CLASS R6	NVIT INVESTOR DESTINATIONS MODERATE FUND	COLUMBUS	OH	43215	15,018,814.957	14.86%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE CORE PLUS BOND FUND CLASS R6	NVIT INVESTOR DESTINATIONS BALANCED FUND	COLUMBUS	OH	43215	11,200,030.614	11.08%

NATIONWIDE CORE PLUS BOND FUND CLASS R6	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94104	8,174,668.468	8.09%

NATIONWIDE CORE PLUS BOND FUND CLASS R6	NVIT INVESTOR DESTINATIONS	COLUMBUS	OH	43215	7,706,832.499	7.63%

NATIONWIDE CORE PLUS BOND FUND CLASS R6	NVIT INVESTOR DESTINATIONS MANAGED GROWTH FUND	COLUMBUS	OH	43215	6,876,335.835	6.80%

NATIONWIDE CORE PLUS BOND FUND CLASS R6	MODERATELY CONSERVATIVE FUNDNVIT INVESTOR DESTINATIONS	COLUMBUS	OH	43215	6,540,143.955	6.47%

NATIONWIDE CORE PLUS BOND FUND CLASS R6	NVIT INV DEST CAP APPRECIATION FUND	COLUMBUS	OH	43215	6,158,359.359	6.09%

NATIONWIDE CORE PLUS BOND FUND CLASS R6	INVESTOR DESTINATIONS CONSERVATIVE	COLUMBUS	OH	43215	5,144,997.805	5.09%

NATIONWIDE CORE PLUS BOND FUND CLASS R6	INVESTOR DESTINATIONS MODERATE	COLUMBUS	OH	43215	5,130,771.640	5.08%

NATIONWIDE CORE PLUS BOND FUND INSTITUTIONAL SERVICE CLASS	LPL FINANCIAL	SAN DIEGO	CA	92121	433,658.730	27.46%

NATIONWIDE CORE PLUS BOND FUND INSTITUTIONAL SERVICE CLASS	UBS WM USA	WEEHAWKEN	NJ	7086	390,483.219	24.73%

NATIONWIDE CORE PLUS BOND FUND INSTITUTIONAL SERVICE CLASS	MORGAN STANLEY SMITH BARNEY LLC	NEW YORK	NY	10004	341,318.496	21.61%

NATIONWIDE CORE PLUS BOND FUND INSTITUTIONAL SERVICE CLASS	RAYMOND JAMES & ASSOC INC	ST PETERSBURG	FL	33716	185,664.907	11.76%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE DESTINATION 2025 FUND CLASS A	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	3,185,329.449	81.84%

NATIONWIDE DESTINATION 2025 FUND CLASS R	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	5,841,134.390	99.55%

NATIONWIDE DESTINATION 2025 FUND CLASS R6	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	5,662,633.677	79.76%

NATIONWIDE DESTINATION 2025 FUND CLASS R6	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	572,395.599	8.06%

NATIONWIDE DESTINATION 2025 FUND CLASS R6	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	445,480.104	6.27%

NATIONWIDE DESTINATION 2025 FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	6,038,170.047	42.64%

NATIONWIDE DESTINATION 2025 FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	5,425,364.350	38.31%

NATIONWIDE DESTINATION 2025 FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	1,210,579.929	8.55%

NATIONWIDE DESTINATION 2025 FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	887,396.975	6.27%

NATIONWIDE DESTINATION 2030 FUND CLASS A	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	4,282,476.981	86.39%

NATIONWIDE DESTINATION 2030 FUND CLASS A	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	256,568.642	5.18%

NATIONWIDE DESTINATION 2030 FUND CLASS R	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	6,438,562.041	99.05%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE DESTINATION 2030 FUND CLASS R6	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	6,820,362.469	81.83%

NATIONWIDE DESTINATION 2030 FUND CLASS R6	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	564,008.716	6.77%

NATIONWIDE DESTINATION 2030 FUND CLASS R6	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	475,099.214	5.70%

NATIONWIDE DESTINATION 2030 FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	6,844,860.800	44.03%

NATIONWIDE DESTINATION 2030 FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	5,391,902.936	34.68%

NATIONWIDE DESTINATION 2030 FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	1,646,582.893	10.59%

NATIONWIDE DESTINATION 2030 FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	910,213.282	5.85%

NATIONWIDE DESTINATION 2035 FUND CLASS A	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	3,701,251.586	87.07%

NATIONWIDE DESTINATION 2035 FUND CLASS R	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	5,112,788.087	98.92%

NATIONWIDE DESTINATION 2035 FUND CLASS R6	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	4,836,589.029	79.19%

NATIONWIDE DESTINATION 2035 FUND CLASS R6	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	555,317.878	9.09%

NATIONWIDE DESTINATION 2035 FUND CLASS R6	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	345,631.087	5.66%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE DESTINATION 2035 FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	5,398,125.768	46.24%

NATIONWIDE DESTINATION 2035 FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	4,202,566.875	36.00%

NATIONWIDE DESTINATION 2035 FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	1,136,220.240	9.73%

NATIONWIDE DESTINATION 2035 FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	610,690.371	5.23%

NATIONWIDE DESTINATION 2040 FUND CLASS A	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	3,494,947.747	85.51%

NATIONWIDE DESTINATION 2040 FUND CLASS R	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	4,524,828.590	98.81%

NATIONWIDE DESTINATION 2040 FUND CLASS R6	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	4,289,776.325	82.36%

NATIONWIDE DESTINATION 2040 FUND CLASS R6	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	339,028.254	6.51%

NATIONWIDE DESTINATION 2040 FUND CLASS R6	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	329,569.431	6.33%

NATIONWIDE DESTINATION 2040 FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	4,944,663.556	49.64%

NATIONWIDE DESTINATION 2040 FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	3,157,918.982	31.70%

NATIONWIDE DESTINATION 2040 FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	867,119.563	8.70%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE DESTINATION 2040 FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	507,194.656	5.09%

NATIONWIDE DESTINATION 2045 FUND CLASS A	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	2,890,752.161	84.23%

NATIONWIDE DESTINATION 2045 FUND CLASS R	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	3,481,598.272	99.10%

NATIONWIDE DESTINATION 2045 FUND CLASS R6	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	4,186,599.024	87.98%

NATIONWIDE DESTINATION 2045 FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	3,488,802.079	50.41%

NATIONWIDE DESTINATION 2045 FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	2,132,506.150	30.81%

NATIONWIDE DESTINATION 2045 FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	702,518.127	10.15%

NATIONWIDE DESTINATION 2050 FUND CLASS A	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	2,962,423.423	86.67%

NATIONWIDE DESTINATION 2050 FUND CLASS A	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	261,659.324	7.65%

NATIONWIDE DESTINATION 2050 FUND CLASS R	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	3,921,550.943	99.19%

NATIONWIDE DESTINATION 2050 FUND CLASS R6	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	3,851,265.239	86.54%

NATIONWIDE DESTINATION 2050 FUND CLASS R6	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	260,915.566	5.86%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE DESTINATION 2050 FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	3,079,208.717	51.28%

NATIONWIDE DESTINATION 2050 FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	1,423,657.286	23.71%

NATIONWIDE DESTINATION 2050 FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	999,225.227	16.64%

NATIONWIDE DESTINATION 2055 FUND CLASS A	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	1,292,046.464	93.50%

NATIONWIDE DESTINATION 2055 FUND CLASS R	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	1,217,785.946	98.15%

NATIONWIDE DESTINATION 2055 FUND CLASS R6	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	1,459,702.708	80.07%

NATIONWIDE DESTINATION 2055 FUND CLASS R6	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	288,649.403	15.83%

NATIONWIDE DESTINATION 2055 FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	1,284,015.398	61.42%

NATIONWIDE DESTINATION 2055 FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	722,289.709	34.55%

NATIONWIDE DESTINATION 2060 FUND CLASS A	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	768,873.879	95.69%

NATIONWIDE DESTINATION 2060 FUND CLASS R	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	261,360.843	99.97%

NATIONWIDE DESTINATION 2060 FUND CLASS R6	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	598,770.131	90.14%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE DESTINATION 2060 FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	692,719.830	66.42%

NATIONWIDE DESTINATION 2060 FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	305,242.567	29.27%

NATIONWIDE DESTINATION 2065 FUND CLASS A	NATIONWIDE LIFE INSURANCE	COLUMBUS	OH	43215	500.033	100.00%

NATIONWIDE DESTINATION 2065 FUND CLASS R	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	1,004.671	66.77%

NATIONWIDE DESTINATION 2065 FUND CLASS R	NATIONWIDE LIFE INSURANCE	COLUMBUS	OH	43215	500.086	33.23%

NATIONWIDE DESTINATION 2065 FUND CLASS R6	NATIONWIDE LIFE INSURANCE	COLUMBUS	OH	43215	98,654.245	98.94%

NATIONWIDE DESTINATION 2065 FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE LIFE INSURANCE	COLUMBUS	OH	43215	500.408	100.00%

NATIONWIDE DESTINATION RETIREMENT FUND (FORMERLY, NATIONWIDE DESTINATION 2015 FUND) CLASS A	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	1,013,660.337	77.76%

NATIONWIDE DESTINATION RETIREMENT FUND (FORMERLY, NATIONWIDE DESTINATION 2015 FUND) CLASS R	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	2,345,411.859	97.61%

NATIONWIDE DESTINATION RETIREMENT FUND (FORMERLY, NATIONWIDE DESTINATION 2015 FUND) CLASS R6	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	1,578,954.577	78.25%

NATIONWIDE DESTINATION RETIREMENT FUND (FORMERLY, NATIONWIDE DESTINATION 2015 FUND) CLASS R6	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	234,076.940	11.60%

NATIONWIDE DESTINATION RETIREMENT FUND (FORMERLY, NATIONWIDE DESTINATION 2015 FUND) CLASS R6	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	101,685.216	5.04%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE DESTINATION RETIREMENT FUND (FORMERLY, NATIONWIDE DESTINATION 2015 FUND) INSTITUTIONAL SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	1,231,437.232	45.90%

NATIONWIDE DESTINATION RETIREMENT FUND (FORMERLY, NATIONWIDE DESTINATION 2015 FUND) INSTITUTIONAL SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	1,020,820.406	38.05%

NATIONWIDE DESTINATION RETIREMENT FUND (FORMERLY, NATIONWIDE DESTINATION 2015 FUND) INSTITUTIONAL SERVICE CLASS	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	184,251.197	6.87%

NATIONWIDE DESTINATION RETIREMENT FUND (FORMERLY, NATIONWIDE DESTINATION 2015 FUND) INSTITUTIONAL SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	172,167.541	6.42%

NATIONWIDE DIAMOND HILL LARGE CAP CONCENTRATED FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	7310	1,200,392.813	48.22%

NATIONWIDE DIAMOND HILL LARGE CAP CONCENTRATED FUND CLASS A	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94105	358,401.218	14.40%

NATIONWIDE DIAMOND HILL LARGE CAP CONCENTRATED FUND CLASS A	PERSHING LLC	JERSEY CITY	NJ	7399	156,576.885	6.29%

NATIONWIDE DIAMOND HILL LARGE CAP CONCENTRATED FUND CLASS C	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94105	72,482.855	36.35%

NATIONWIDE DIAMOND HILL LARGE CAP CONCENTRATED FUND CLASS C	LPL FINANCIAL	SAN DIEGO	CA	92121	44,152.262	22.14%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE DIAMOND HILL LARGE CAP CONCENTRATED FUND CLASS C	WELLS FARGO CLASSEARING SERVICES LLC	SAINT LOUIS	MO	63103	12,078.015	6.06%

NATIONWIDE DIAMOND HILL LARGE CAP CONCENTRATED FUND CLASS C	WILMA LOCHNER	MILWAUKEE	WI	53207	10,690.115	5.36%

NATIONWIDE DIAMOND HILL LARGE CAP CONCENTRATED FUND CLASS C	NANCY TEMPLETON	AVINGER	TX	75630	10,549.585	5.29%

NATIONWIDE DIAMOND HILL LARGE CAP CONCENTRATED FUND CLASS R6	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	76,422.525	69.14%

NATIONWIDE DIAMOND HILL LARGE CAP CONCENTRATED FUND CLASS R7	RAYMOND JAMES & ASSOC INC	ST PETERSBURG	FL	33716	13,636.901	12.34%

NATIONWIDE DIAMOND HILL LARGE CAP CONCENTRATED FUND CLASS R8	U.S. BANCORP INVESTMENTS INC.^	SAINT PAUL	MN	55107	12,709.154	11.50%

NATIONWIDE DIAMOND HILL LARGE CAP CONCENTRATED FUND CLASS R9	CAPINCO	MILWAUKEE	WI	53212	7,768.097	7.03%

NATIONWIDE DIAMOND HILL LARGE CAP CONCENTRATED FUND INSTITUTIONAL SERVICE CLASS	PIMS/PRUDENTIAL RETIREMENT	BOWLING GREEN	KY	42101	128,084.387	33.90%

NATIONWIDE DIAMOND HILL LARGE CAP CONCENTRATED FUND INSTITUTIONAL SERVICE CLASS	PIMS/PRUDENTIAL RETIREMENT	ONTARIO	CA	91761	74,643.219	19.76%

NATIONWIDE DIAMOND HILL LARGE CAP CONCENTRATED FUND INSTITUTIONAL SERVICE CLASS	NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	7310	48,052.806	12.72%

NATIONWIDE DIAMOND HILL LARGE CAP CONCENTRATED FUND INSTITUTIONAL SERVICE CLASS	WELLS FARGO CLASSEARING SERVICES LLC	SAINT LOUIS	MO	63103	28,430.365	7.53%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE DIAMOND HILL LARGE CAP CONCENTRATED FUND INSTITUTIONAL SERVICE CLASS	LPL FINANCIAL	SAN DIEGO	CA	92121	19,221.517	5.09%

NATIONWIDE EMERGING MARKETS DEBT FUND CLASS A	DANNY KIEFER	STERLING	OH	44276	2,816.734	35.74%

NATIONWIDE EMERGING MARKETS DEBT FUND CLASS A	RITU GUPTA	DUBLIN	OH	43016	1,995.046	25.32%

NATIONWIDE EMERGING MARKETS DEBT FUND CLASS A	JOHN LABARGE	CHAMPLAIN	NY	12919	674.072	8.55%

NATIONWIDE EMERGING MARKETS DEBT FUND CLASS A	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	536.512	6.81%

NATIONWIDE EMERGING MARKETS DEBT FUND CLASS A	JOHN LABARGE	CHAMPLAIN	NY	12919	497.697	6.32%

NATIONWIDE EMERGING MARKETS DEBT FUND CLASS A	MICHELE ARMANI	PLATTSBURGH	NY	12901	424.845	5.39%

NATIONWIDE EMERGING MARKETS DEBT FUND CLASS C	NATIONWIDE FINANCIAL SERVICES INC	COLUMBUS	OH	43215	781.888	100.00%

NATIONWIDE EMERGING MARKETS DEBT FUND CLASS R6	INVESTOR DESTINATIONS MODERATELY AGGRESSIVE	COLUMBUS	OH	43215	2,888,974.551	39.20%

NATIONWIDE EMERGING MARKETS DEBT FUND CLASS R6	INVESTOR DESTINATIONS MODERATE	COLUMBUS	OH	43215	2,443,122.862	33.15%

NATIONWIDE EMERGING MARKETS DEBT FUND CLASS R6	INVESTOR DESTINATIONS AGGRESSIVE	COLUMBUS	OH	43215	915,044.493	12.42%

NATIONWIDE EMERGING MARKETS DEBT FUND CLASS R6	INVESTOR DESTINATIONS CONSERVATIVE	COLUMBUS	OH	43215	680,479.920	9.23%

NATIONWIDE EMERGING MARKETS DEBT FUND CLASS R6	INVESTOR DESTINATIONS MODERATELY CONSERVATIVE	COLUMBUS	OH	43215	441,434.714	5.99%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE EMERGING MARKETS DEBT FUND INSTITUTIONAL SERVICE CLASS	RAYMOND JAMES & ASSOC INC	ST PETERSBURG	FL	33716	1,664.416	45.93%

NATIONWIDE EMERGING MARKETS DEBT FUND INSTITUTIONAL SERVICE CLASS	LPL FINANCIAL	SAN DIEGO	CA	92121	1,123.535	31.00%

NATIONWIDE EMERGING MARKETS DEBT FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE FINANCIAL SERVICES INC	COLUMBUS	OH	43215	835.897	23.07%

NATIONWIDE FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	7310	1,094,621.031	15.97%

NATIONWIDE FUND CLASS A	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94105	682,172.729	9.95%

NATIONWIDE FUND CLASS A	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	371,640.045	5.42%

NATIONWIDE FUND CLASS A	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	370,040.715	5.40%

NATIONWIDE FUND CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	32246	15,854.187	25.08%

NATIONWIDE FUND CLASS C	RAYMOND JAMES & ASSOC INC	ST PETERSBURG	FL	33716	9,460.020	14.96%

NATIONWIDE FUND CLASS C	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94105	9,196.628	14.55%

NATIONWIDE FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC	NEW YORK	NY	10004	4,414.514	6.98%

NATIONWIDE FUND CLASS R	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43215	247.742	55.23%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE FUND CLASS R	MID ATLANTIC TRUST COMPANY	PITTSBURGH	PA	15222	199.351	44.44%

NATIONWIDE FUND CLASS R6	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	993,370.150	99.97%

NATIONWIDE FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	8,131,858.984	20.96%

NATIONWIDE FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	5,945,476.171	15.32%

NATIONWIDE GENEVA MID CAP GROWTH FUND CLASS A	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94105	1,097,226.657	21.95%

NATIONWIDE GENEVA MID CAP GROWTH FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	7310	698,349.317	13.97%

NATIONWIDE GENEVA MID CAP GROWTH FUND CLASS A	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94104	643,762.565	12.88%

NATIONWIDE GENEVA MID CAP GROWTH FUND CLASS A	WELLS FARGO CLASSEARING SERVICES LLC	SAINT LOUIS	MO	63103	423,871.208	8.48%

NATIONWIDE GENEVA MID CAP GROWTH FUND CLASS A	RAYMOND JAMES & ASSOC INC	ST PETERSBURG	FL	33716	289,576.941	5.79%

NATIONWIDE GENEVA MID CAP GROWTH FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC	NEW YORK	NY	10004	258,167.656	5.17%

NATIONWIDE GENEVA MID CAP GROWTH FUND CLASS C	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94105	555,899.877	37.63%

NATIONWIDE GENEVA MID CAP GROWTH FUND CLASS C	WELLS FARGO CLASSEARING SERVICES LLC	SAINT LOUIS	MO	63103	202,497.423	13.71%

NATIONWIDE GENEVA MID CAP GROWTH FUND CLASS C	LPL FINANCIAL	SAN DIEGO	CA	92121	191,277.926	12.95%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE GENEVA MID CAP GROWTH FUND CLASS C	RAYMOND JAMES & ASSOC INC	ST PETERSBURG	FL	33716	186,949.788	12.66%

NATIONWIDE GENEVA MID CAP GROWTH FUND CLASS R6	EDWARD D JONES & CO	SAINT LOUIS	MO	63131	3,654,103.653	57.82%

NATIONWIDE GENEVA MID CAP GROWTH FUND CLASS R6	SEI PRIVATE TRUST COMPANY	OAKS	PA	19456	1,060,714.941	16.78%

NATIONWIDE GENEVA MID CAP GROWTH FUND CLASS R6	SEI PRIVATE TRUST COMPANY	OAKS	PA	19456	765,733.516	12.12%

NATIONWIDE GENEVA MID CAP GROWTH FUND INSTITUTIONAL SERVICE CLASS	PIMS/PRUDENTIAL RETIREMENT	NEW YORK	NY	10041	4,353,386.034	30.27%

NATIONWIDE GENEVA MID CAP GROWTH FUND INSTITUTIONAL SERVICE CLASS	NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	7310	2,651,470.618	18.44%

NATIONWIDE GENEVA MID CAP GROWTH FUND INSTITUTIONAL SERVICE CLASS	MORGAN STANLEY SMITH BARNEY LLC	NEW YORK	NY	10004	2,220,331.023	15.44%

NATIONWIDE GENEVA MID CAP GROWTH FUND INSTITUTIONAL SERVICE CLASS	WELLS FARGO CLASSEARING SERVICES LLC	SAINT LOUIS	MO	63103	1,403,376.451	9.76%

NATIONWIDE GENEVA MID CAP GROWTH FUND INSTITUTIONAL SERVICE CLASS	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94105	1,003,140.970	6.98%

NATIONWIDE GENEVA SMALL CAP GROWTH FUND CLASS A	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94105	454,261.746	32.62%

NATIONWIDE GENEVA SMALL CAP GROWTH FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC	NEW YORK	NY	10004	165,713.717	11.90%

NATIONWIDE GENEVA SMALL CAP GROWTH FUND CLASS A	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	122,871.216	8.82%

NATIONWIDE GENEVA SMALL CAP GROWTH FUND CLASS A	WELLS FARGO CLASSEARING SERVICES LLC	SAINT LOUIS	MO	63103	89,640.733	6.44%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE GENEVA SMALL CAP GROWTH FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC	NEW YORK	NY	10004	145,404.124	24.37%

NATIONWIDE GENEVA SMALL CAP GROWTH FUND CLASS C	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94105	135,077.894	22.64%

NATIONWIDE GENEVA SMALL CAP GROWTH FUND CLASS C	WELLS FARGO CLASSEARING SERVICES LLC	SAINT LOUIS	MO	63103	94,188.012	15.78%

NATIONWIDE GENEVA SMALL CAP GROWTH FUND CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	32246	42,009.238	7.04%

NATIONWIDE GENEVA SMALL CAP GROWTH FUND CLASS R6	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94105	883,707.026	20.36%

NATIONWIDE GENEVA SMALL CAP GROWTH FUND CLASS R6	NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	7310	487,791.187	11.24%

NATIONWIDE GENEVA SMALL CAP GROWTH FUND CLASS R6	MATRIX TRUST COMPANY	DENVER	CO	80202	342,344.633	7.89%

NATIONWIDE GENEVA SMALL CAP GROWTH FUND CLASS R6	GREAT-WEST TRUST CO LLC	GREENWOOD VLG	CO	80111	314,252.284	7.24%

NATIONWIDE GENEVA SMALL CAP GROWTH FUND CLASS R6	T ROWE PRICE SERVICES	OWINGS MILLS	MD	21117	297,796.958	6.86%

NATIONWIDE GENEVA SMALL CAP GROWTH FUND CLASS R6	VANGUARD FIDUCIARY TRUST COMPANY	VALLEY FORGE	PA	19482	234,372.990	5.40%

NATIONWIDE GENEVA SMALL CAP GROWTH FUND INSTITUTIONAL SERVICE CLASS	MORGAN STANLEY SMITH BARNEY LLC	NEW YORK	NY	10004	2,963,357.177	25.60%

NATIONWIDE GENEVA SMALL CAP GROWTH FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	2,078,670.928	17.96%

NATIONWIDE GENEVA SMALL CAP GROWTH FUND INSTITUTIONAL SERVICE CLASS	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94105	958,191.923	8.28%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE GENEVA SMALL CAP GROWTH FUND INSTITUTIONAL SERVICE CLASS	LPL FINANCIAL	SAN DIEGO	CA	92121	935,719.248	8.08%

NATIONWIDE GENEVA SMALL CAP GROWTH FUND INSTITUTIONAL SERVICE CLASS	NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	7310	779,198.888	6.73%

NATIONWIDE GENEVA SMALL CAP GROWTH FUND INSTITUTIONAL SERVICE CLASS	WELLS FARGO CLASSEARING SERVICES LLC	SAINT LOUIS	MO	63103	698,269.305	6.03%

NATIONWIDE GLOBAL SUSTAINABLE EQUITY FUND CLASS A	UBS WM USA	WEEHAWKEN	NJ	7086	1,149,627.884	56.52%

NATIONWIDE GLOBAL SUSTAINABLE EQUITY FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	7310	149,663.969	7.36%

NATIONWIDE GLOBAL SUSTAINABLE EQUITY FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC	NEW YORK	NY	10004	143,737.470	7.07%

NATIONWIDE GLOBAL SUSTAINABLE EQUITY FUND CLASS A	FIRST CLASSEARING LLC	SAINT LOUIS	MO	63103	139,559.255	6.86%

NATIONWIDE GLOBAL SUSTAINABLE EQUITY FUND CLASS C	UBS WM USA	WEEHAWKEN	NJ	7086	20,012.747	16.46%

NATIONWIDE GLOBAL SUSTAINABLE EQUITY FUND CLASS C	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94105	17,264.100	14.20%

NATIONWIDE GLOBAL SUSTAINABLE EQUITY FUND CLASS C	PERSHING LLC	JERSEY CITY	NJ	7399	13,532.377	11.13%

NATIONWIDE GLOBAL SUSTAINABLE EQUITY FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC	NEW YORK	NY	10004	7,242.382	5.96%

NATIONWIDE GLOBAL SUSTAINABLE EQUITY FUND CLASS C	LPL FINANCIAL	SAN DIEGO	CA	92121	6,261.908	5.15%

NATIONWIDE GLOBAL SUSTAINABLE EQUITY FUND CLASS R6	GERLACH & CO LLC CH100025 1	TAMPA	FL	33610	87,415.936	26.22%

NATIONWIDE GLOBAL SUSTAINABLE EQUITY FUND CLASS R6	PERSHING LLC	JERSEY CITY	NJ	7399	45,527.571	13.66%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE GLOBAL SUSTAINABLE EQUITY FUND CLASS R6	PAUL M ZELISKO TRUST 2	CHICAGO	IL	60652	43,497.433	13.05%

NATIONWIDE GLOBAL SUSTAINABLE EQUITY FUND CLASS R6	VANGUARD BROKERAGE SERVICES	VALLEY FORGE	PA	19482	36,301.203	10.89%

NATIONWIDE GLOBAL SUSTAINABLE EQUITY FUND CLASS R6	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94105	27,174.603	8.15%

NATIONWIDE GLOBAL SUSTAINABLE EQUITY FUND CLASS R6	SWISS BANK CORPORATION	WEEHAWKEN	NJ	7086	26,776.870	8.03%

NATIONWIDE GLOBAL SUSTAINABLE EQUITY FUND INSTITUTIONAL SERVICE CLASS	UBS WM USA	WEEHAWKEN	NJ	7086	86,530.765	36.75%

NATIONWIDE GLOBAL SUSTAINABLE EQUITY FUND INSTITUTIONAL SERVICE CLASS	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	32246	38,952.059	16.54%

NATIONWIDE GLOBAL SUSTAINABLE EQUITY FUND INSTITUTIONAL SERVICE CLASS	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94105	34,698.305	14.74%

NATIONWIDE GLOBAL SUSTAINABLE EQUITY FUND INSTITUTIONAL SERVICE CLASS	PERSHING LLC	JERSEY CITY	NJ	7399	20,607.630	8.75%

NATIONWIDE GLOBAL SUSTAINABLE EQUITY FUND INSTITUTIONAL SERVICE CLASS	LPL FINANCIAL	SAN DIEGO	CA	92121	17,156.290	7.29%

NATIONWIDE GLOBAL SUSTAINABLE EQUITY FUND INSTITUTIONAL SERVICE CLASS	HALL LIVING TRUST	DENVER	CO	80209	14,961.442	6.35%

NATIONWIDE GOVERNMENT MONEY MARKET FUND INVESTOR SHARES	DINA SIPOS	HELLERTOWN	PA	18055	183,307.980	11.98%

NATIONWIDE GOVERNMENT MONEY MARKET FUND INVESTOR SHARES	THOMAS TESCHER	RENO	NV	89519	170,548.130	11.14%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE GOVERNMENT MONEY MARKET FUND INVESTOR SHARES	JASON DECIBUS	SPOTSWOOD	NJ	8884	157,342.540	10.28%

NATIONWIDE GOVERNMENT MONEY MARKET FUND INVESTOR SHARES	MORGAN STANLEY SMITH BARNEY LLC	NEW YORK	NY	10004	146,812.450	9.59%

NATIONWIDE GOVERNMENT MONEY MARKET FUND INVESTOR SHARES	SARA FREITAG	WASHINGTON	DC	20002	142,746.730	9.33%

NATIONWIDE GOVERNMENT MONEY MARKET FUND INVESTOR SHARES	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	85,811,459.800	32.66%

NATIONWIDE GOVERNMENT MONEY MARKET FUND INVESTOR SHARES	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	68,610,183.426	26.12%

NATIONWIDE GOVERNMENT MONEY MARKET FUND INVESTOR SHARES	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	42,922,014.060	16.34%

NATIONWIDE GOVERNMENT MONEY MARKET FUND INVESTOR SHARES	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	18,257,272.277	6.95%

NATIONWIDE GOVERNMENT MONEY MARKET FUND SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	1,668,713.190	99.74%

NATIONWIDE GOVERNMENT MONEY MARKET FUND CLASS R6	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	178,561,568.210	70.65%

NATIONWIDE GOVERNMENT MONEY MARKET FUND CLASS R6	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	34,629,035.150	13.70%

NATIONWIDE INFLATION-PROTECTED SECURITIES FUND CLASS A	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	322,242.152	31.15%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE INFLATION-PROTECTED SECURITIES FUND CLASS A	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94105	100,833.671	9.75%

NATIONWIDE INFLATION-PROTECTED SECURITIES FUND CLASS A	STATE STREET BANK	BOSTON	MA	2111	91,626.652	8.86%

NATIONWIDE INFLATION-PROTECTED SECURITIES FUND CLASS R6	NVIT INVESTOR DESTINATIONS	COLUMBUS	OH	43215	3,565,299.439	17.95%

NATIONWIDE INFLATION-PROTECTED SECURITIES FUND CLASS R6	INVESTOR DESTINATIONS CONSERVATIVE	COLUMBUS	OH	43215	2,865,116.074	14.43%

NATIONWIDE INFLATION-PROTECTED SECURITIES FUND CLASS R6	NVIT CARDINAL CONSERVATIVE	COLUMBUS	OH	43215	2,786,123.233	14.03%

NATIONWIDE INFLATION-PROTECTED SECURITIES FUND CLASS R6	MODERATELY CONSERVATIVE FUNDNVIT INVESTOR DESTINATIONS	COLUMBUS	OH	43215	2,217,219.578	11.16%

NATIONWIDE INFLATION-PROTECTED SECURITIES FUND CLASS R6	NVIT CARDINAL MODERATELY CONSERVATIVE	COLUMBUS	OH	43215	1,391,310.128	7.01%

NATIONWIDE INFLATION-PROTECTED SECURITIES FUND CLASS R6	INVESTOR DESTINATIONS MODERATELY AGGRESSIVE	COLUMBUS	OH	43215	1,216,383.789	6.12%

NATIONWIDE INFLATION-PROTECTED SECURITIES FUND CLASS R6	NATIONWIDE TARGET DESTINATION 2020	COLUMBUS	OH	43215	1,194,070.944	6.01%

NATIONWIDE INFLATION-PROTECTED SECURITIES FUND CLASS R6	INVESTOR DESTINATIONS MODERATELY AGGRESSIVE	COLUMBUS	OH	43215	1,115,179.163	5.62%

NATIONWIDE INFLATION-PROTECTED SECURITIES FUND CLASS R6	INVESTOR DESTINATIONS MODERATE	COLUMBUS	OH	43215	1,028,660.860	5.18%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE INFLATION-PROTECTED SECURITIES FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	682,364.993	26.94%

NATIONWIDE INFLATION-PROTECTED SECURITIES FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	284,124.173	11.22%

NATIONWIDE INFLATION-PROTECTED SECURITIES FUND INSTITUTIONAL SERVICE CLASS	ATTN NPIO TRADE DESK	DES MOINES	IA	50392	194,134.652	7.66%

NATIONWIDE INFLATION-PROTECTED SECURITIES FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	139,885.929	5.52%

NATIONWIDE INTERNATIONAL INDEX FUND CLASS A	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	10,096,274.080	41.41%

NATIONWIDE INTERNATIONAL INDEX FUND CLASS A	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	5,862,328.434	24.04%

NATIONWIDE INTERNATIONAL INDEX FUND CLASS A	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	2,604,113.785	10.68%

NATIONWIDE INTERNATIONAL INDEX FUND CLASS A	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	2,121,720.717	8.70%

NATIONWIDE INTERNATIONAL INDEX FUND CLASS C	FIRST CLASSEARING LLC	SAINT LOUIS	MO	63103	121,882.879	22.13%

NATIONWIDE INTERNATIONAL INDEX FUND CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	32246	31,292.828	5.68%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE INTERNATIONAL INDEX FUND CLASS R	STATE STREET BANK	BOSTON	MA	2111	1,093,549.013	35.60%

NATIONWIDE INTERNATIONAL INDEX FUND R6	INVESTOR DESTINATIONS MODERATELY AGGRESSIVE	COLUMBUS	OH	43215	34,583,232.144	24.78%

NATIONWIDE INTERNATIONAL INDEX FUND R6	INVESTOR DESTINATIONS AGGRESSIVE	COLUMBUS	OH	43215	28,391,293.246	20.35%

NATIONWIDE INTERNATIONAL INDEX FUND R6	INVESTOR DESTINATIONS MODERATE	COLUMBUS	OH	43215	22,300,691.095	15.98%

NATIONWIDE INTERNATIONAL INDEX FUND R6	NATIONWIDE TARGET DESTINATION 2030	COLUMBUS	OH	43215	7,102,268.978	5.09%

NATIONWIDE INTERNATIONAL INDEX FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	296,704.202	35.83%

NATIONWIDE INTERNATIONAL INDEX FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	218,109.304	26.34%

NATIONWIDE INTERNATIONAL INDEX FUND INSTITUTIONAL SERVICE CLASS	UBS WM USA	WEEHAWKEN	NJ	7086	141,329.190	17.07%

NATIONWIDE INTERNATIONAL INDEX FUND INSTITUTIONAL SERVICE CLASS	STATE STREET BANK	BOSTON	MA	2111	72,752.548	8.79%

NATIONWIDE INTERNATIONAL SMALL CAP FUND CLASS A	PERSHING LLC	JERSEY CITY	NJ	7399	3,211.668	29.99%

NATIONWIDE INTERNATIONAL SMALL CAP FUND CLASS A	LEE CUMMINGS	PLAIN CITY	OH	43064	1,961.632	18.32%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE INTERNATIONAL SMALL CAP FUND CLASS A	MICHAEL BIVENS	VIRGINIA BCH	VA	23456	1,797.687	16.79%

NATIONWIDE INTERNATIONAL SMALL CAP FUND CLASS A	JANINE JACKSON	AURORA	CO	80016	1,653.851	15.44%

NATIONWIDE INTERNATIONAL SMALL CAP FUND CLASS R6	NVIT CARDINAL CAPITAL APPRECIATION	COLUMBUS	OH	43215	9,143,020.537	17.68%

NATIONWIDE INTERNATIONAL SMALL CAP FUND CLASS R6	NVIT CARDINAL MODERATE FUND	COLUMBUS	OH	43215	6,827,134.333	13.20%

NATIONWIDE INTERNATIONAL SMALL CAP FUND CLASS R6	NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	7310	6,260,435.296	12.11%

NATIONWIDE INTERNATIONAL SMALL CAP FUND CLASS R6	INVESTOR DESTINATIONS MODERATELY AGGRESSIVE	COLUMBUS	OH	43215	5,234,482.242	10.12%

NATIONWIDE INTERNATIONAL SMALL CAP FUND CLASS R6	NVIT CARDINAL BALANCED FUND	COLUMBUS	OH	43215	4,906,438.821	9.49%

NATIONWIDE INTERNATIONAL SMALL CAP FUND CLASS R6	INVESTOR DESTINATIONS AGGRESSIVE	COLUMBUS	OH	43215	3,901,065.982	7.54%

NATIONWIDE INTERNATIONAL SMALL CAP FUND CLASS R6	NVIT CARDINAL MANAGED GROWTH FUND	COLUMBUS	OH	43215	3,742,842.708	7.24%

NATIONWIDE INTERNATIONAL SMALL CAP FUND INSTITUTIONAL SERVICE CLASS	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94105	1,302,704.473	50.65%

NATIONWIDE INTERNATIONAL SMALL CAP FUND INSTITUTIONAL SERVICE CLASS	NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	7310	548,998.162	21.35%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE INTERNATIONAL SMALL CAP FUND INSTITUTIONAL SERVICE CLASS	PNC SAXON & CO	CLASSEVELAND	OH	44135	192,933.619	7.50%

NATIONWIDE INTERNATIONAL SMALL CAP FUND INSTITUTIONAL SERVICE CLASS	PNC SAXON & CO	CLASSEVELAND	OH	44101	192,933.619	7.50%

NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE FUND CLASS A	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	1,276,749.906	15.59%

NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE FUND CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	32246	1,206,768.492	14.73%

NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	7310	687,242.867	8.39%

NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE FUND CLASS A	LPL FINANCIAL	SAN DIEGO	CA	92121	434,961.499	5.31%

NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE FUND CLASS A	PERSHING LLC	JERSEY CITY	NJ	7399	429,676.672	5.25%

NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE FUND CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	32246	465,455.667	21.65%

NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE FUND CLASS C	FIRST CLASSEARING LLC	SAINT LOUIS	MO	63103	298,574.672	13.89%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE FUND CLASS C	LPL FINANCIAL	SAN DIEGO	CA	92121	256,193.587	11.91%

NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE FUND CLASS C	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	176,828.187	8.22%

NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	7310	157,461.933	7.32%

NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE CLASS R6	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	18,622,317.693	66.06%

NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE CLASS R6	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	5,755,003.560	20.42%

NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE CLASS R6	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	2,614,165.620	9.27%

NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE INSTITUTIONAL SERVICE CLASS	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	32246	334,931.701	52.53%

NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE INSTITUTIONAL SERVICE CLASS	ASCENSUS TRUST COMPANY	FARGO	ND	58106	56,851.978	8.92%

NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE INSTITUTIONAL SERVICE CLASS	PERSHING LLC	JERSEY CITY	NJ	7399	51,487.458	8.07%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE INSTITUTIONAL SERVICE CLASS	NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	7310	32,967.298	5.17%

NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE FUND CLASS R	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	5,493,475.126	97.64%

NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE FUND SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	24,347,832.813	37.61%

NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE FUND SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	15,278,788.949	23.60%

NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE FUND SERVICE CLASS	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	7,331,301.663	11.32%

NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE FUND SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	6,103,941.898	9.43%

NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE FUND SERVICE CLASS	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	5,886,237.177	9.09%

NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE FUND SERVICE CLASS	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	3,703,187.818	5.72%

NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND CLASS A	FIRST CLASSEARING LLC	SAINT LOUIS	MO	63103	751,625.713	9.08%

NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	7310	720,424.997	8.70%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	32246	715,529.268	8.64%

NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND CLASS A	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	668,006.899	8.07%

NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND CLASS A	PERSHING LLC	JERSEY CITY	NJ	7399	586,042.676	7.08%

NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND CLASS A	UBS WM USA	WEEHAWKEN	NJ	7086	575,491.291	6.95%

NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC	NEW YORK	NY	10004	449,603.580	5.43%

NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND CLASS A	LPL FINANCIAL	SAN DIEGO	CA	92121	440,559.105	5.32%

NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND CLASS C	FIRST CLASSEARING LLC	SAINT LOUIS	MO	63103	2,801,071.145	24.51%

NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	7310	1,482,911.063	12.97%

NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND CLASS C	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94105	1,046,014.927	9.15%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND CLASS C	RAYMOND JAMES & ASSOC INC	ST PETERSBURG	FL	33716	966,957.479	8.46%

NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND CLASS C	PERSHING LLC	JERSEY CITY	NJ	7399	911,761.939	7.98%

NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND CLASS C	LPL FINANCIAL	SAN DIEGO	CA	92121	865,901.685	7.58%

NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC	NEW YORK	NY	10004	672,701.942	5.89%

NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND CLASS R	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	2,454,449.329	95.55%

NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND R6	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	7,426,631.106	81.07%

NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND INSTITUTIONAL SERVICE CLASS	MORGAN STANLEY SMITH BARNEY LLC	NEW YORK	NY	10004	3,347,396.050	19.66%

NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND INSTITUTIONAL SERVICE CLASS	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	32246	2,746,677.387	16.13%

NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND INSTITUTIONAL SERVICE CLASS	PERSHING LLC	JERSEY CITY	NJ	7399	2,663,745.900	15.64%

NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND INSTITUTIONAL SERVICE CLASS	LPL FINANCIAL	SAN DIEGO	CA	92121	1,763,314.254	10.35%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND INSTITUTIONAL SERVICE CLASS	WELLS FARGO CLASSEARING SERVICES LLC	SAINT LOUIS	MO	63103	1,745,582.725	10.25%

NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND INSTITUTIONAL SERVICE CLASS	RAYMOND JAMES & ASSOC INC	ST PETERSBURG	FL	33716	1,436,633.135	8.44%

NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND INSTITUTIONAL SERVICE CLASS	UBS WM USA	WEEHAWKEN	NJ	7086	975,966.823	5.73%

NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND INSTITUTIONAL SERVICE CLASS	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94105	941,818.482	5.53%

NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND SERVICE CLASS	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	3,411,082.280	29.68%

NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	2,799,922.568	24.37%

NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	2,498,821.644	21.75%

NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND SERVICE CLASS	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	897,678.415	7.81%

NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	639,636.139	5.57%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE INVESTOR DESTINATIONS MODERATE FUND CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	32246	2,545,604.186	18.08%

NATIONWIDE INVESTOR DESTINATIONS MODERATE FUND CLASS A	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	1,662,148.023	11.81%

NATIONWIDE INVESTOR DESTINATIONS MODERATE FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	7310	1,301,526.246	9.24%

NATIONWIDE INVESTOR DESTINATIONS MODERATE FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	7310	582,020.054	11.63%

NATIONWIDE INVESTOR DESTINATIONS MODERATE FUND CLASS C	PERSHING LLC	JERSEY CITY	NJ	7399	541,237.077	10.82%

NATIONWIDE INVESTOR DESTINATIONS MODERATE FUND CLASS C	LPL FINANCIAL	SAN DIEGO	CA	92121	529,489.107	10.58%

NATIONWIDE INVESTOR DESTINATIONS MODERATE FUND CLASS C	FIRST CLASSEARING LLC	SAINT LOUIS	MO	63103	507,733.932	10.15%

NATIONWIDE INVESTOR DESTINATIONS MODERATE FUND CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	32246	444,389.342	8.88%

NATIONWIDE INVESTOR DESTINATIONS MODERATE FUND CLASS C	RAYMOND JAMES & ASSOC INC	ST PETERSBURG	FL	33716	343,871.257	6.87%

NATIONWIDE INVESTOR DESTINATIONS MODERATE FUND CLASS R	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	8,369,149.166	95.17%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE INVESTOR DESTINATIONS MODERATE FUND SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	17,487,649.616	29.76%

NATIONWIDE INVESTOR DESTINATIONS MODERATE FUND SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	17,205,082.278	29.28%

NATIONWIDE INVESTOR DESTINATIONS MODERATE FUND SERVICE CLASS	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	11,685,505.560	19.88%

NATIONWIDE INVESTOR DESTINATIONS MODERATE FUND SERVICE CLASS	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	4,487,050.687	7.64%

NATIONWIDE INVESTOR DESTINATIONS MODERATE FUND SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	2,995,872.083	5.10%

NATIONWIDE INVESTOR DESTINATIONS MODERATE FUND CLASS R6	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	30,185,660.166	71.21%

NATIONWIDE INVESTOR DESTINATIONS MODERATE FUND CLASS R6	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	7,929,325.256	18.71%

NATIONWIDE INVESTOR DESTINATIONS MODERATE FUND INSTITUTIONAL SERVICE	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	32246	542,361.456	44.20%

NATIONWIDE INVESTOR DESTINATIONS MODERATE FUND INSTITUTIONAL SERVICE	RAYMOND JAMES & ASSOC INC	ST PETERSBURG	FL	33716	133,025.337	10.84%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND CLASS R6	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	38,493,952.459	75.38%

NATIONWIDE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND CLASS R6	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	6,669,309.282	13.06%

NATIONWIDE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND CLASS R6	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	3,268,665.995	6.40%

NATIONWIDE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND INSTITUTIONAL SERVICE	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	32246	539,341.507	27.13%

NATIONWIDE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	32246	2,756,915.876	17.65%

NATIONWIDE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND CLASS A	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	2,038,358.852	13.05%

NATIONWIDE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	7310	912,637.272	5.84%

NATIONWIDE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	32246	399,190.857	12.02%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	7310	312,121.015	9.39%

NATIONWIDE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND CLASS C	FIRST CLASSEARING LLC	SAINT LOUIS	MO	63103	296,808.585	8.93%

NATIONWIDE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND CLASS C	LPL FINANCIAL	SAN DIEGO	CA	92121	281,803.603	8.48%

NATIONWIDE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND CLASS C	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	252,047.653	7.59%

NATIONWIDE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND CLASS C	PERSHING LLC	JERSEY CITY	NJ	7399	252,018.505	7.59%

NATIONWIDE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND CLASS C	UBS WM USA	WEEHAWKEN	NJ	7086	232,181.641	6.99%

NATIONWIDE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND CLASS R	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	11,183,229.988	98.83%

NATIONWIDE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	25,793,661.195	32.33%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	22,480,351.479	28.18%

NATIONWIDE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND SERVICE CLASS	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	13,719,009.482	17.20%

NATIONWIDE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND SERVICE CLASS	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	5,151,020.848	6.46%

NATIONWIDE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	4,731,460.294	5.93%

NATIONWIDE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND SERVICE CLASS	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	4,065,228.314	5.10%

NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND CLASS R6	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	11,669,545.662	82.57%

NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND CLASS R6	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	1,001,316.452	7.09%

NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND INSTITUTIONAL SERVICE CLASS	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	32246	231,747.285	37.60%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND INSTITUTIONAL SERVICE CLASS	RAYMOND JAMES & ASSOC INC	ST PETERSBURG	FL	33716	97,990.826	15.90%

NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND INSTITUTIONAL SERVICE CLASS	LPL FINANCIAL	SAN DIEGO	CA	92121	83,178.622	13.49%

NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND INSTITUTIONAL SERVICE CLASS	PERSHING LLC	JERSEY CITY	NJ	7399	46,276.341	7.51%

NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND INSTITUTIONAL SERVICE CLASS	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94105	35,131.954	5.70%

NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND INSTITUTIONAL SERVICE CLASS	UBS WM USA	WEEHAWKEN	NJ	7086	34,529.927	5.60%

NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	32246	864,745.038	13.95%

NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	7310	448,702.802	7.24%

NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND CLASS A	PMC AMMUNITION	LOS ANGELES	CA	90017	314,639.171	5.08%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND CLASS C	FIRST CLASSEARING LLC	SAINT LOUIS	MO	63103	571,163.817	14.07%

NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	7310	487,380.586	12.01%

NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND CLASS C	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94105	418,354.234	10.31%

NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND CLASS C	RAYMOND JAMES & ASSOC INC	ST PETERSBURG	FL	33716	411,654.528	10.14%

NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND CLASS C	PERSHING LLC	JERSEY CITY	NJ	7399	372,281.375	9.17%

NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND CLASS C	LPL FINANCIAL	SAN DIEGO	CA	92121	372,108.304	9.17%

NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	32246	358,884.470	8.84%

NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND CLASS R	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	3,119,544.671	99.38%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND SERVICE CLASS	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	3,637,867.883	25.84%

NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	3,616,837.472	25.70%

NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	3,415,495.201	24.27%

NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND SERVICE CLASS	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	1,041,858.081	7.40%

NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	896,905.314	6.37%

NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	791,688.466	5.62%

NATIONWIDE LONG/SHORT EQUITY FUND INSTITUTIONAL SERVICE CLASS	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94105	276,738.401	61.83%

NATIONWIDE LONG/SHORT EQUITY FUND INSTITUTIONAL SERVICE CLASS	PETER RAWLINGS	VILLANOVA	PA	19085	42,668.115	9.53%

NATIONWIDE LONG/SHORT EQUITY FUND INSTITUTIONAL SERVICE CLASS	LINDSAY SCHROLL	DALLAS	TX	75230	34,262.609	7.66%

NATIONWIDE LONG/SHORT EQUITY FUND INSTITUTIONAL SERVICE CLASS	HADLEY SCHROLL	BOSTON	MA	2127	31,326.733	7.00%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE LONG/SHORT EQUITY FUND CLASS R6	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43215	1,034,958.759	100.00%

NATIONWIDE LONG/SHORT EQUITY FUND CLASS A	RANDALL RICHARDS	DALLAS	TX	75254	1,017.311	24.37%

NATIONWIDE LONG/SHORT EQUITY FUND CLASS A	DANIEL THEINE	DOUSMAN	WI	53118	991.603	23.76%

NATIONWIDE LONG/SHORT EQUITY FUND CLASS A	KATHLEEN GRIFFIN	LEXINGTON	SC	29072	562.530	13.48%

NATIONWIDE LONG/SHORT EQUITY FUND CLASS A	LAUREN BEATTY	STANFIELD	NC	28163	492.272	11.79%

NATIONWIDE LONG/SHORT EQUITY FUND CLASS A	NATALIE ROBINSON	CHARLOTTE	NC	28270	346.451	8.30%

NATIONWIDE LOOMIS ALL CAP GROWTH FUND CLASS R6	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	5,714,305.262	43.45%

NATIONWIDE LOOMIS ALL CAP GROWTH FUND CLASS R6	INVESTOR DESTINATIONS MODERATELY AGGRESSIVE	COLUMBUS	OH	43215	2,939,785.451	22.35%

NATIONWIDE LOOMIS ALL CAP GROWTH FUND CLASS R6	INVESTOR DESTINATIONS AGGRESSIVE	COLUMBUS	OH	43215	2,493,556.461	18.96%

NATIONWIDE LOOMIS ALL CAP GROWTH FUND CLASS R6	INVESTOR DESTINATIONS MODERATE	COLUMBUS	OH	43215	1,559,074.763	11.86%

NATIONWIDE LOOMIS ALL CAP GROWTH FUND CLASS A	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	353,339.482	83.95%

NATIONWIDE LOOMIS ALL CAP GROWTH FUND INSTITUTIONAL SERVICE CLASS	RAYMOND JAMES & ASSOC INC	ST PETERSBURG	FL	33716	168,223.014	60.09%

NATIONWIDE LOOMIS ALL CAP GROWTH FUND INSTITUTIONAL SERVICE CLASS	LPL FINANCIAL	SAN DIEGO	CA	92121	56,156.255	20.06%

NATIONWIDE LOOMIS ALL CAP GROWTH FUND EAGLE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	7,373,800.664	59.20%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE LOOMIS ALL CAP GROWTH FUND EAGLE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	4,614,350.950	37.05%

NATIONWIDE LOOMIS CORE BOND FUND CLASS R6	INVESTOR DESTINATIONS MODERATE	COLUMBUS	OH	43215	4,693,167.815	35.68%

NATIONWIDE LOOMIS CORE BOND FUND CLASS R6	INVESTOR DESTINATIONS MODERATELY AGGRESSIVE	COLUMBUS	OH	43215	2,219,807.042	16.88%

NATIONWIDE LOOMIS CORE BOND FUND CLASS R6	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	1,766,478.336	13.43%

NATIONWIDE LOOMIS CORE BOND FUND CLASS R6	INVESTOR DESTINATIONS MODERATELY CONSERVATIVE	COLUMBUS	OH	43215	1,356,804.379	10.32%

NATIONWIDE LOOMIS CORE BOND FUND CLASS R6	INVESTOR DESTINATIONS CONSERVATIVE	COLUMBUS	OH	43215	1,045,800.381	7.95%

NATIONWIDE LOOMIS CORE BOND FUND CLASS R6	PIMS/PRUDENTIAL RETIREMENT	MORGAN HILL	CA	95037	1,041,903.114	7.92%

NATIONWIDE LOOMIS CORE BOND FUND CLASS R6	INVESTOR DESTINATIONS AGGRESSIVE	COLUMBUS	OH	43215	703,080.207	5.35%

NATIONWIDE LOOMIS CORE BOND FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	7310	423,756.960	37.53%

NATIONWIDE LOOMIS CORE BOND FUND CLASS A	WELLS FARGO CLASSEARING SERVICES LLC	SAINT LOUIS	MO	63103	143,134.183	12.68%

NATIONWIDE LOOMIS CORE BOND FUND CLASS C	WELLS FARGO CLASSEARING SERVICES LLC	SAINT LOUIS	MO	63103	122,407.828	41.28%

NATIONWIDE LOOMIS CORE BOND FUND CLASS C	PERSHING LLC	JERSEY CITY	NJ	7399	76,364.380	25.75%

NATIONWIDE LOOMIS CORE BOND FUND CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	32246	45,431.382	15.32%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE LOOMIS CORE BOND FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	14,620,018.556	48.46%

NATIONWIDE LOOMIS CORE BOND FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	12,549,804.717	41.59%

NATIONWIDE LOOMIS SHORT TERM BOND FUND INSTITUTIONAL SERVICE CLASS	RAYMOND JAMES & ASSOC INC	ST PETERSBURG	FL	33716	825,037.235	42.65%

NATIONWIDE LOOMIS SHORT TERM BOND FUND INSTITUTIONAL SERVICE CLASS	WELLS FARGO CLASSEARING SERVICES LLC	SAINT LOUIS	MO	63103	675,534.184	34.92%

NATIONWIDE LOOMIS SHORT TERM BOND FUND CLASS R6	INVESTOR DESTINATIONS CONSERVATIVE	COLUMBUS	OH	43215	8,315,961.735	52.77%

NATIONWIDE LOOMIS SHORT TERM BOND FUND CLASS R6	INVESTOR DESTINATIONS MODERATE	COLUMBUS	OH	43215	4,265,021.583	27.06%

NATIONWIDE LOOMIS SHORT TERM BOND FUND CLASS R6	INVESTOR DESTINATIONS MODERATELY AGGRESSIVE	COLUMBUS	OH	43215	3,082,573.335	19.56%

NATIONWIDE LOOMIS SHORT TERM BOND FUND CLASS A	WELLS FARGO CLASSEARING SERVICES LLC	SAINT LOUIS	MO	63103	536,378.773	23.12%

NATIONWIDE LOOMIS SHORT TERM BOND FUND CLASS A	RAYMOND JAMES & ASSOC INC	ST PETERSBURG	FL	33716	200,922.442	8.66%

NATIONWIDE LOOMIS SHORT TERM BOND FUND CLASS A	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	195,926.343	8.45%

NATIONWIDE LOOMIS SHORT TERM BOND FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	7310	185,717.725	8.01%

NATIONWIDE LOOMIS SHORT TERM BOND FUND CLASS A	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94105	136,103.027	5.87%

NATIONWIDE LOOMIS SHORT TERM BOND FUND CLASS C	RAYMOND JAMES & ASSOC INC	ST PETERSBURG	FL	33716	157,914.585	27.40%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE LOOMIS SHORT TERM BOND FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	7310	86,900.802	15.08%

NATIONWIDE LOOMIS SHORT TERM BOND FUND CLASS C	WELLS FARGO CLASSEARING SERVICES LLC	SAINT LOUIS	MO	63103	73,778.656	12.80%

NATIONWIDE LOOMIS SHORT TERM BOND FUND CLASS C	LPL FINANCIAL	SAN DIEGO	CA	92121	70,801.909	12.28%

NATIONWIDE LOOMIS SHORT TERM BOND FUND CLASS C	PERSHING LLC	JERSEY CITY	NJ	7399	37,496.727	6.51%

NATIONWIDE LOOMIS SHORT TERM BOND FUND CLASS C	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94105	30,010.407	5.21%

NATIONWIDE MELLON DISCIPLINED VALUE FUND EAGLE CLASS	ROBERT ENICHEN	MORRISVILLE	PA	19067	2,580.255	56.05%

NATIONWIDE MELLON DISCIPLINED VALUE FUND EAGLE CLASS	JOHN RUSSO	MANHATTAN BCH	CA	90266	1,873.368	40.69%

NATIONWIDE MELLON DISCIPLINED VALUE FUND CLASS A	PERSHING LLC	JERSEY CITY	NJ	7399	352.563	70.17%

NATIONWIDE MELLON DISCIPLINED VALUE FUND CLASS A	NATIONWIDE LIFE INSURANCE	COLUMBUS	OH	43215	149.678	29.79%

NATIONWIDE MELLON DISCIPLINED VALUE FUND INSTITUTIONAL SERVICE CLASS	JANNEY MONTGOMERY SCOTT LLC	PHILADELPHIA	PA	19103	3,254.683	95.60%

NATIONWIDE MELLON DISCIPLINED VALUE FUND CLASS K	NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	7310	2,782,438.863	17.34%

NATIONWIDE MELLON DISCIPLINED VALUE FUND CLASS R6	NATIONWIDE LIFE INSURANCE	COLUMBUS	OH	43215	150.026	100.00%

NATIONWIDE MELLON DYNAMIC U.S. CORE FUND (FORMERLY, NATIONWIDE DYNAMIC U.S. GROWTH FUND) EAGLE CLASS	NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	7310	11,724,128.740	16.04%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE MELLON DYNAMIC U.S. CORE FUND (FORMERLY, NATIONWIDE DYNAMIC U.S. GROWTH FUND) CLASS A	RBC CAPITAL MARKETS LLC	SOLANA BEACH	CA	92075	370,265.524	7.04%

NATIONWIDE MELLON DYNAMIC U.S. CORE FUND (FORMERLY, NATIONWIDE DYNAMIC U.S. GROWTH FUND) CLASS A	RBC CAPITAL MARKETS LLC	SOLANA BEACH	CA	92075	347,123.928	6.60%

NATIONWIDE MELLON DYNAMIC U.S. CORE FUND (FORMERLY, NATIONWIDE DYNAMIC U.S. GROWTH FUND) CLASS A	NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	7310	291,296.535	5.54%

NATIONWIDE MELLON DYNAMIC U.S. CORE FUND (FORMERLY, NATIONWIDE DYNAMIC U.S. GROWTH FUND) CLASS C	FIRST CLASSEARING LLC	SAINT LOUIS	MO	63103	466,414.930	41.93%

NATIONWIDE MELLON DYNAMIC U.S. CORE FUND (FORMERLY, NATIONWIDE DYNAMIC U.S. GROWTH FUND) CLASS C	PERSHING LLC	JERSEY CITY	NJ	7399	314,125.783	28.24%

NATIONWIDE MELLON DYNAMIC U.S. CORE FUND (FORMERLY, NATIONWIDE DYNAMIC U.S. GROWTH FUND) CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	32246	66,714.721	6.00%

NATIONWIDE MELLON DYNAMIC U.S. CORE FUND (FORMERLY, NATIONWIDE DYNAMIC U.S. GROWTH FUND) CLASS R	MID ATLANTIC TRUST COMPANY	PITTSBURGH	PA	15222	9,500.854	90.04%

NATIONWIDE MELLON DYNAMIC U.S. CORE FUND (FORMERLY, NATIONWIDE DYNAMIC U.S. GROWTH FUND) CLASS R	MID ATLANTIC TRUST COMPANY	PITTSBURGH	PA	15222	860.025	8.15%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE MELLON DYNAMIC U.S. CORE FUND (FORMERLY, NATIONWIDE DYNAMIC U.S. GROWTH FUND) INSTITUTIONAL SERVICE CLASS	NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	7310	1,633,789.096	19.87%

NATIONWIDE MELLON DYNAMIC U.S. CORE FUND (FORMERLY, NATIONWIDE DYNAMIC U.S. GROWTH FUND) INSTITUTIONAL SERVICE CLASS	FIRST CLASSEARING LLC	SAINT LOUIS	MO	63103	1,594,043.639	19.39%

NATIONWIDE MELLON DYNAMIC U.S. CORE FUND (FORMERLY, NATIONWIDE DYNAMIC U.S. GROWTH FUND) INSTITUTIONAL SERVICE CLASS	PERSHING LLC	JERSEY CITY	NJ	7399	1,252,883.856	15.24%

NATIONWIDE MELLON DYNAMIC U.S. CORE FUND (FORMERLY, NATIONWIDE DYNAMIC U.S. GROWTH FUND) INSTITUTIONAL SERVICE CLASS	RAYMOND JAMES & ASSOC INC	ST PETERSBURG	FL	33716	967,183.765	11.76%

NATIONWIDE MELLON DYNAMIC U.S. CORE FUND (FORMERLY, NATIONWIDE DYNAMIC U.S. GROWTH FUND) INSTITUTIONAL SERVICE CLASS	LPL FINANCIAL	SAN DIEGO	CA	92121	860,735.588	10.47%

NATIONWIDE MELLON DYNAMIC U.S. CORE FUND (FORMERLY, NATIONWIDE DYNAMIC U.S. GROWTH FUND) INSTITUTIONAL SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	606,808.086	7.38%

NATIONWIDE MELLON DYNAMIC U.S. CORE FUND (FORMERLY, NATIONWIDE DYNAMIC U.S. GROWTH FUND) INSTITUTIONAL SERVICE CLASS	CAPINCO	MILWAUKEE	WI	53212	600,912.380	7.31%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE MID CAP MARKET INDEX FUND CLASS R6	INVESTOR DESTINATIONS MODERATELY AGGRESSIVE	COLUMBUS	OH	43215	8,258,181.855	24.27%

NATIONWIDE MID CAP MARKET INDEX FUND CLASS R6	INVESTOR DESTINATIONS AGGRESSIVE	COLUMBUS	OH	43215	7,888,486.440	23.18%

NATIONWIDE MID CAP MARKET INDEX FUND CLASS R6	INVESTOR DESTINATIONS MODERATE	COLUMBUS	OH	43215	4,327,315.087	12.72%

NATIONWIDE MID CAP MARKET INDEX FUND CLASS R6	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	3,378,880.276	9.93%

NATIONWIDE MID CAP MARKET INDEX FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	394,695.537	40.24%

NATIONWIDE MID CAP MARKET INDEX FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	374,884.486	38.22%

NATIONWIDE MID CAP MARKET INDEX FUND INSTITUTIONAL SERVICE CLASS	UBS WM USA	WEEHAWKEN	NJ	7086	114,354.825	11.66%

NATIONWIDE MID CAP MARKET INDEX FUND CLASS A	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	4,923,569.819	29.73%

NATIONWIDE MID CAP MARKET INDEX FUND CLASS A	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	3,927,717.996	23.71%

NATIONWIDE MID CAP MARKET INDEX FUND CLASS A	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	1,839,823.926	11.11%

NATIONWIDE MID CAP MARKET INDEX FUND CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	32246	1,474,851.541	8.90%

NATIONWIDE MID CAP MARKET INDEX FUND CLASS A	STATE STREET BANK	BOSTON	MA	2111	919,496.144	5.55%

NATIONWIDE MID CAP MARKET INDEX FUND CLASS C	FIRST CLASSEARING LLC	SAINT LOUIS	MO	63103	232,217.905	25.92%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE MID CAP MARKET INDEX FUND CLASS C	RAYMOND JAMES & ASSOC INC	ST PETERSBURG	FL	33716	228,902.848	25.55%

NATIONWIDE MID CAP MARKET INDEX FUND CLASS C	PERSHING LLC	JERSEY CITY	NJ	7399	119,949.970	13.39%

NATIONWIDE MID CAP MARKET INDEX FUND CLASS C	UBS WM USA	WEEHAWKEN	NJ	7086	84,627.213	9.45%

NATIONWIDE MID CAP MARKET INDEX FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	7310	82,309.436	9.19%

NATIONWIDE MID CAP MARKET INDEX FUND CLASS C	LPL FINANCIAL	SAN DIEGO	CA	92121	52,351.356	5.84%

NATIONWIDE MID CAP MARKET INDEX FUND CLASS R	STATE STREET BANK	BOSTON	MA	2111	331,856.523	28.35%

NATIONWIDE MID CAP MARKET INDEX FUND CLASS R	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	32246	123,014.363	10.51%

NATIONWIDE MID CAP MARKET INDEX FUND CLASS R	NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	7310	68,749.473	5.87%

NATIONWIDE MULTI-CAP PORTFOLIO CLASS R6	INVESTOR DESTINATIONS MODERATELY AGGRESSIVE	COLUMBUS	OH	43215	54,787,401.705	26.46%

NATIONWIDE MULTI-CAP PORTFOLIO CLASS R6	INVESTOR DESTINATIONS MODERATE	COLUMBUS	OH	43215	37,160,406.753	17.94%

NATIONWIDE MULTI-CAP PORTFOLIO CLASS R6	INVESTOR DESTINATIONS AGGRESSIVE	COLUMBUS	OH	43215	37,120,983.705	17.93%

NATIONWIDE NYSE ARCA TECH 100 INDEX FUND (FORMERLY, NATIONWIDE ZIEGLER NYSE ARCA TECH 100 INDEX FUND) CLASS A	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94105	597,697.102	17.75%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE NYSE ARCA TECH 100 INDEX FUND (FORMERLY, NATIONWIDE ZIEGLER NYSE ARCA TECH 100 INDEX FUND) CLASS A	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94104	475,458.416	14.12%

NATIONWIDE NYSE ARCA TECH 100 INDEX FUND (FORMERLY, NATIONWIDE ZIEGLER NYSE ARCA TECH 100 INDEX FUND) CLASS A	NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	7310	424,604.989	12.61%

NATIONWIDE NYSE ARCA TECH 100 INDEX FUND (FORMERLY, NATIONWIDE ZIEGLER NYSE ARCA TECH 100 INDEX FUND) CLASS A	PERSHING LLC	JERSEY CITY	NJ	7399	213,322.819	6.34%

NATIONWIDE NYSE ARCA TECH 100 INDEX FUND (FORMERLY, NATIONWIDE ZIEGLER NYSE ARCA TECH 100 INDEX FUND) CLASS A	WELLS FARGO CLASSEARING SERVICES LLC	SAINT LOUIS	MO	63103	183,386.960	5.45%

NATIONWIDE NYSE ARCA TECH 100 INDEX FUND (FORMERLY, NATIONWIDE ZIEGLER NYSE ARCA TECH 100 INDEX FUND) CLASS A	GREAT-WEST TRUST COMPANY LLC TTEE/C	GREENWOOD VILLAGE	CO	80111	171,584.300	5.10%

NATIONWIDE NYSE ARCA TECH 100 INDEX FUND (FORMERLY, NATIONWIDE ZIEGLER NYSE ARCA TECH 100 INDEX FUND) CLASS C	WELLS FARGO CLASSEARING SERVICES LLC	SAINT LOUIS	MO	63103	189,363.628	25.69%

NATIONWIDE NYSE ARCA TECH 100 INDEX FUND (FORMERLY, NATIONWIDE ZIEGLER NYSE ARCA TECH 100 INDEX FUND) CLASS C	NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	7310	162,519.927	22.05%

NATIONWIDE NYSE ARCA TECH 100 INDEX FUND (FORMERLY, NATIONWIDE ZIEGLER NYSE ARCA TECH 100 INDEX FUND) CLASS C	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94105	110,343.081	14.97%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE NYSE ARCA TECH 100 INDEX FUND (FORMERLY, NATIONWIDE ZIEGLER NYSE ARCA TECH 100 INDEX FUND) CLASS C	MORGAN STANLEY SMITH BARNEY LLC	NEW YORK	NY	10004	68,217.124	9.25%

NATIONWIDE NYSE ARCA TECH 100 INDEX FUND (FORMERLY, NATIONWIDE ZIEGLER NYSE ARCA TECH 100 INDEX FUND) CLASS C	UBS WM USA	WEEHAWKEN	NJ	7086	46,647.747	6.33%

NATIONWIDE NYSE ARCA TECH 100 INDEX FUND (FORMERLY, NATIONWIDE ZIEGLER NYSE ARCA TECH 100 INDEX FUND) INSTITUTIONAL SERVICE CLASS	NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	7310	453,444.078	19.46%

NATIONWIDE NYSE ARCA TECH 100 INDEX FUND (FORMERLY, NATIONWIDE ZIEGLER NYSE ARCA TECH 100 INDEX FUND) INSTITUTIONAL SERVICE CLASS	LPL FINANCIAL	SAN DIEGO	CA	92121	449,265.044	19.28%

NATIONWIDE NYSE ARCA TECH 100 INDEX FUND (FORMERLY, NATIONWIDE ZIEGLER NYSE ARCA TECH 100 INDEX FUND) INSTITUTIONAL SERVICE CLASS	WELLS FARGO CLASSEARING SERVICES LLC	SAINT LOUIS	MO	63103	199,587.749	8.57%

NATIONWIDE NYSE ARCA TECH 100 INDEX FUND (FORMERLY, NATIONWIDE ZIEGLER NYSE ARCA TECH 100 INDEX FUND) INSTITUTIONAL SERVICE CLASS	MORGAN STANLEY SMITH BARNEY LLC	NEW YORK	NY	10004	188,796.561	8.10%

NATIONWIDE NYSE ARCA TECH 100 INDEX FUND (FORMERLY, NATIONWIDE ZIEGLER NYSE ARCA TECH 100 INDEX FUND) INSTITUTIONAL SERVICE CLASS	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94105	147,952.900	6.35%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE NYSE ARCA TECH 100 INDEX FUND (FORMERLY, NATIONWIDE ZIEGLER NYSE ARCA TECH 100 INDEX FUND) CLASS R6	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	136,586.812	61.66%

NATIONWIDE NYSE ARCA TECH 100 INDEX FUND (FORMERLY, NATIONWIDE ZIEGLER NYSE ARCA TECH 100 INDEX FUND) CLASS R6	STATE STREET BANK	BOSTON	MA	2111	21,108.134	9.53%

NATIONWIDE NYSE ARCA TECH 100 INDEX FUND (FORMERLY, NATIONWIDE ZIEGLER NYSE ARCA TECH 100 INDEX FUND) CLASS R6	MID ATLANTIC TRUST COMPANY	PITTSBURGH	PA	15222	16,112.431	7.27%

NATIONWIDE S&P 500 INDEX FUND CLASS A	STATE STREET BANK	BOSTON	MA	2111	1,908,745.029	22.75%

NATIONWIDE S&P 500 INDEX FUND CLASS A	EMJAYCO	GREENWOOD VILLAGE	CO	80111	689,101.180	8.21%

NATIONWIDE S&P 500 INDEX FUND CLASS A	RELIANCE TRUST COMPANY	ATLANTA	GA	30357	577,027.365	6.88%

NATIONWIDE S&P 500 INDEX FUND CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	32246	522,718.741	6.23%

NATIONWIDE S&P 500 INDEX FUND CLASS C	FIRST CLASSEARING LLC	SAINT LOUIS	MO	63103	931,248.454	28.48%

NATIONWIDE S&P 500 INDEX FUND CLASS C	UBS WM USA	WEEHAWKEN	NJ	7086	720,446.677	22.03%

NATIONWIDE S&P 500 INDEX FUND CLASS C	RAYMOND JAMES & ASSOC INC	ST PETERSBURG	FL	33716	372,324.063	11.39%

NATIONWIDE S&P 500 INDEX FUND CLASS C	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94105	312,249.351	9.55%

NATIONWIDE S&P 500 INDEX FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	7310	285,819.513	8.74%

NATIONWIDE S&P 500 INDEX FUND CLASS R	STATE STREET BANK	BOSTON	MA	2111	3,435,255.556	48.80%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE S&P 500 INDEX FUND CLASS R6	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	7,946,663.390	61.53%

NATIONWIDE S&P 500 INDEX FUND CLASS R6	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	2,462,176.074	19.06%

NATIONWIDE S&P 500 INDEX FUND CLASS R6	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	1,157,724.380	8.96%

NATIONWIDE S&P 500 INDEX FUND INSTITUTIONAL SERVICE CLASSC	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	14,486,376.493	63.62%

NATIONWIDE S&P 500 INDEX FUND INSTITUTIONAL SERVICE CLASSC	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	5,662,673.726	24.87%

NATIONWIDE S&P 500 INDEX FUND INSTITUTIONAL SERVICE CLASSC	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	1,311,940.025	5.76%

NATIONWIDE S&P 500 INDEX FUND SERVICE CLASS	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	11,416,334.667	74.26%

NATIONWIDE S&P 500 INDEX FUND SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	3,258,956.858	21.20%

NATIONWIDE SMALL CAP INDEX FUND CLASS R6	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	2,630,837.754	35.95%

NATIONWIDE SMALL CAP INDEX FUND CLASS R6	NATIONWIDE TARGET DESTINATION 2030	COLUMBUS	OH	43215	748,844.497	10.23%

NATIONWIDE SMALL CAP INDEX FUND CLASS R6	NATIONWIDE TARGET DESTINATION 2035	COLUMBUS	OH	43215	734,251.759	10.03%

NATIONWIDE SMALL CAP INDEX FUND CLASS R6	NATIONWIDE TARGET DESTINATION 2040	COLUMBUS	OH	43215	640,269.067	8.75%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE SMALL CAP INDEX FUND CLASS R6	NATIONWIDE TARGET DESTINATION 2045	COLUMBUS	OH	43215	558,165.983	7.63%

NATIONWIDE SMALL CAP INDEX FUND CLASS R6	NATIONWIDE TARGET DESTINATION 2025	COLUMBUS	OH	43215	547,371.786	7.48%

NATIONWIDE SMALL CAP INDEX FUND CLASS R6	NATIONWIDE TARGET DESTINATION 2050	COLUMBUS	OH	43215	470,104.045	6.42%

NATIONWIDE SMALL CAP INDEX FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	270,441.745	50.86%

NATIONWIDE SMALL CAP INDEX FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	151,374.323	28.47%

NATIONWIDE SMALL CAP INDEX FUND INSTITUTIONAL SERVICE CLASS	PERSHING LLC	JERSEY CITY	NJ	7399	53,717.994	10.10%

NATIONWIDE SMALL CAP INDEX FUND CLASS A	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	5,097,360.217	33.57%

NATIONWIDE SMALL CAP INDEX FUND CLASS A	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	3,866,398.790	25.47%

NATIONWIDE SMALL CAP INDEX FUND CLASS A	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	1,392,621.962	9.17%

NATIONWIDE SMALL CAP INDEX FUND CLASS A	STATE STREET BANK	BOSTON	MA	2111	1,278,330.431	8.42%

NATIONWIDE SMALL CAP INDEX FUND CLASS C	RAYMOND JAMES & ASSOC INC	ST PETERSBURG	FL	33716	223,601.337	43.86%

NATIONWIDE SMALL CAP INDEX FUND CLASS C	FIRST CLASSEARING LLC	SAINT LOUIS	MO	63103	83,155.455	16.31%

NATIONWIDE SMALL CAP INDEX FUND CLASS C	PERSHING LLC	JERSEY CITY	NJ	7399	68,024.507	13.34%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE SMALL CAP INDEX FUND CLASS R	STATE STREET BANK	BOSTON	MA	2111	1,162,120.953	66.03%

NATIONWIDE SMALL COMPANY GROWTH FUND CLASS A	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94105	81,970.175	25.42%

NATIONWIDE SMALL COMPANY GROWTH FUND CLASS A	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	69,097.149	21.43%

NATIONWIDE SMALL COMPANY GROWTH FUND CLASS A	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	35,392.903	10.98%

NATIONWIDE SMALL COMPANY GROWTH FUND CLASS A	PERSHING LLC	JERSEY CITY	NJ	7399	22,352.997	6.93%

NATIONWIDE SMALL COMPANY GROWTH FUND CLASS A	LPL FINANCIAL	SAN DIEGO	CA	92121	16,496.496	5.12%

NATIONWIDE SMALL COMPANY GROWTH FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	6,301,016.486	52.10%

NATIONWIDE SMALL COMPANY GROWTH FUND INSTITUTIONAL SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	4,422,269.742	36.56%

NATIONWIDE U.S. SMALL CAP VALUE FUND R6	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	190,951.253	46.75%

NATIONWIDE U.S. SMALL CAP VALUE FUND R6	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	91,371.760	22.37%

NATIONWIDE U.S. SMALL CAP VALUE FUND R6	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	52,838.640	12.94%

NATIONWIDE U.S. SMALL CAP VALUE FUND R6	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	45,653.353	11.18%

NATIONWIDE U.S. SMALL CAP VALUE INSTITUTIONAL SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	3,997,316.343	54.80%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE U.S. SMALL CAP VALUE INSTITUTIONAL SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43218	2,371,138.057	32.51%

NATIONWIDE U.S. SMALL CAP VALUE FUND CLASS A	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	61,295.670	23.76%

NATIONWIDE U.S. SMALL CAP VALUE FUND CLASS A	FIRST CLASSEARING LLC	SAINT LOUIS	MO	63103	18,486.710	7.17%

NATIONWIDE U.S. SMALL CAP VALUE FUND CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	32246	13,027.954	5.05%

NATIONWIDE U.S. SMALL CAP VALUE FUND CLASS C	WELLS FARGO CLASSEARING SERVICES LLC	SAINT LOUIS	MO	63103	14,708.954	17.04%

NATIONWIDE U.S. SMALL CAP VALUE FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	7310	8,911.036	10.32%

NATIONWIDE U.S. SMALL CAP VALUE FUND CLASS C	CETERA INVESTMENT SVCS (FBO)	BAY SPRINGS	MS	39422	6,464.883	7.49%

NATIONWIDE U.S. SMALL CAP VALUE FUND CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	32246	6,275.190	7.27%

NATIONWIDE U.S. SMALL CAP VALUE FUND CLASS C	PERSHING LLC	JERSEY CITY	NJ	7399	6,136.304	7.11%

NATIONWIDE U.S. SMALL CAP VALUE FUND CLASS C	RAYMOND JAMES & ASSOC INC	ST PETERSBURG	FL	33716	6,074.286	7.04%

NATIONWIDE U.S. SMALL CAP VALUE FUND CLASS C	UBS WM USA	WEEHAWKEN	NJ	7086	5,714.855	6.62%

NATIONWIDE U.S. SMALL CAP VALUE FUND CLASS C	LPL FINANCIAL	SAN DIEGO	CA	92121	4,668.669	5.41%

NATIONWIDE WCM FOCUSED SMALL CAP FUND A	NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	7310	257,638.218	42.23%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE WCM FOCUSED SMALL CAP FUND A	PERSHING LLC	JERSEY CITY	NJ	7399	56,390.301	9.24%

NATIONWIDE WCM FOCUSED SMALL CAP FUND A	WELLS FARGO CLASSEARING SERVICES LLC	SAINT LOUIS	MO	63103	48,080.339	7.88%

NATIONWIDE WCM FOCUSED SMALL CAP FUND A	LPL FINANCIAL	SAN DIEGO	CA	92121	43,199.520	7.08%

NATIONWIDE WCM FOCUSED SMALL CAP FUND C	WELLS FARGO CLASSEARING SERVICES LLC	SAINT LOUIS	MO	63103	80,408.932	32.48%

NATIONWIDE WCM FOCUSED SMALL CAP FUND C	RAYMOND JAMES & ASSOC INC	ST PETERSBURG	FL	33716	42,916.289	17.34%

NATIONWIDE WCM FOCUSED SMALL CAP FUND C	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94105	33,601.875	13.57%

NATIONWIDE WCM FOCUSED SMALL CAP FUND C	NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	7310	26,899.048	10.87%

NATIONWIDE WCM FOCUSED SMALL CAP FUND C	LPL FINANCIAL	SAN DIEGO	CA	92121	19,658.192	7.94%

NATIONWIDE WCM FOCUSED SMALL CAP FUND C	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	32246	17,704.454	7.15%

NATIONWIDE WCM FOCUSED SMALL CAP FUND R6	MATRIX TRUST COMPANY	DENVER	CO	80202	44,835.248	36.18%

NATIONWIDE WCM FOCUSED SMALL CAP FUND R6	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	36,178.725	29.20%

NATIONWIDE WCM FOCUSED SMALL CAP FUND R6	NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	7310	27,749.498	22.40%

NATIONWIDE WCM FOCUSED SMALL CAP FUND INSTITUTIONAL SERVICE	WELLS FARGO CLASSEARING SERVICES LLC	SAINT LOUIS	MO	63103	438,158.445	28.50%

NATIONWIDE WCM FOCUSED SMALL CAP FUND INSTITUTIONAL SERVICE	RAYMOND JAMES & ASSOC INC	ST PETERSBURG	FL	33716	273,171.724	17.77%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE WCM FOCUSED SMALL CAP FUND INSTITUTIONAL SERVICE	WELLS FARGO BANK NA	MINNEAPOLIS	MN	55480	124,689.759	8.11%

NATIONWIDE WCM FOCUSED SMALL CAP FUND INSTITUTIONAL SERVICE	PERSHING LLC	JERSEY CITY	NJ	7399	121,507.648	7.90%

NATIONWIDE WCM FOCUSED SMALL CAP FUND INSTITUTIONAL SERVICE	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94105	106,265.966	6.91%

NATIONWIDE WCM FOCUSED SMALL CAP FUND INSTITUTIONAL SERVICE	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	32246	97,076.685	6.31%

NATIONWIDE WCM FOCUSED SMALL CAP FUND INSTITUTIONAL SERVICE	LPL FINANCIAL	SAN DIEGO	CA	92121	91,710.178	5.96%

NATIONWIDE WCM FOCUSED SMALL CAP FUND INSTITUTIONAL SERVICE	UBS WM USA	WEEHAWKEN	NJ	7086	88,455.846	5.75%

NATIONWIDE ZIEGLER EQUITY INCCOME FUND INSTITUTIONAL SERVICE CLASS	NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	7310	312,478.410	45.98%

NATIONWIDE ZIEGLER EQUITY INCCOME FUND INSTITUTIONAL SERVICE CLASS	RAYMOND JAMES & ASSOC INC	ST PETERSBURG	FL	33716	114,958.765	16.91%

NATIONWIDE ZIEGLER EQUITY INCCOME FUND INSTITUTIONAL SERVICE CLASS	LPL FINANCIAL	SAN DIEGO	CA	92121	71,471.897	10.52%

NATIONWIDE ZIEGLER EQUITY INCCOME FUND INSTITUTIONAL SERVICE CLASS	DEFAULTSEI-PRIVAT	OAKS	PA	19456	50,032.569	7.36%

NATIONWIDE ZIEGLER EQUITY INCCOME FUND INSTITUTIONAL SERVICE CLASS	DEFAULTSEI-PRIVAT	OAKS	PA	19456	49,712.244	7.31%

NATIONWIDE ZIEGLER EQUITY INCOME FUND CLASS A	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94105	500,047.020	36.05%

Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership

NATIONWIDE ZIEGLER EQUITY INCOME FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC	JERSEY CITY	NJ	7310	95,593.137	6.89%

NATIONWIDE ZIEGLER EQUITY INCOME FUND CLASS A	PERSHING LLC	JERSEY CITY	NJ	7399	82,292.230	5.93%

NATIONWIDE ZIEGLER EQUITY INCOME FUND CLASS C	WELLS FARGO CLASSEARING SERVICES LLC	SAINT LOUIS	MO	63103	74,068.877	22.74%

NATIONWIDE ZIEGLER EQUITY INCOME FUND CLASS C	PERSHING LLC	JERSEY CITY	NJ	7399	47,755.479	14.66%

NATIONWIDE ZIEGLER EQUITY INCOME FUND CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH	JACKSONVILLE	FL	32246	41,708.261	12.80%

NATIONWIDE ZIEGLER EQUITY INCOME FUND CLASS C	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	94105	39,074.790	12.00%

NATIONWIDE ZIEGLER EQUITY INCOME FUND CLASS C	RAYMOND JAMES & ASSOC INC	ST PETERSBURG	FL	33716	26,402.962	8.11%

NATIONWIDE ZIEGLER EQUITY INCOME FUND CLASS C	LPL FINANCIAL	SAN DIEGO	CA	92121	24,634.278	7.56%

NATIONWIDE ZIEGLER EQUITY INCOME FUND CLASS R6	NATIONWIDE TRUST COMPANY FSB	COLUMBUS	OH	43218	49,230.729	100.00%

Nationwide is on your side PROXY CARD SIGN, DATE AND VOTE ON THE REVERSE SIDE YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! SHAREHOLDER'S REGISTRATION PRINTED HERE ***BOXES FOR TYPSETTING PURPOSES ONLY*** THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES. PROXY VOTING OPTIONS 1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at vote.proxyonline.com using your proxy control number found below 3. By PHONE when you dial toll-free 888-227-9349 to reach an automated touchtone voting line 12345678910 Nationwide Mutual Funds PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 24, 2020 The undersigned, revoking prior proxies, hereby appoints Stephen R. Rimes, Allan J. Oster, and Amy Haid, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Nationwide Mutual Funds to be held at 10 West Nationwide Boulevard, Columbus, Ohio, 43215, on September 24, 2020, at 10:30 a.m. Eastern Time, or at any adjournment(s) or postponement(s) thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned, and to vote on any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 848-0920. Representatives are available to assist you Monday through Friday 9 a.m. to 8 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September 24, 2020. The proxy statement for this meeting is available at: https://www.nationwide.com/personal/investing/mutual-funds/shareholder-news/ [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] 4394055

NATIONWIDE MUTUAL FUNDS NATIONWIDE MUTUAL FUNDS YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appearon this Proxy (reverse side).If the shares are held jointly,each holder should sign this Proxy.Attorneys-in-fact,executors,administrators,trusteesorguardiansshouldindicatethe full title and capacity inwhich the yaresigning. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE This proxy is solicited on behalf of the Board of Trustees of Nationwide Mutual Funds (the "Trust"), and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR ALL" proposed nominees of the Trust if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" ALL NOMINEES. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: " 1. To elect the following individuals as Trustees of Nationwide Mutual Funds: FOR ALL WITHHOLD ALLFOR ALL EXCEPT 1. Paula H. J. Cholmondeley 2. Lorn C. Davis 3. Phyllis Kay Dryden 4. Barbara I. Jacobs 5. Keith F. Karlawish 6. Carol A. Kosel 7. Douglas F. Kridler 8. David E. Wezdenko 9. M. Diane Koken To withhold authority to vote for any individual nominee write the number(s) of the nominee(s) on the line below. 2. To vote on any other business that may properly come before the Meeting or any adjournment(s) thereof. [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] 4394055

THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] 4394055